THE INCOME FUND OF AMERICA(R)

SUPPLEMENT TO PROSPECTUS DATED
FEBRUARY 15, 2002

July 15, 2002

Beginning July 15, 2002, Class R-5 shares of The Income Fund of America will be available to certain clients of the Personal Investment Management Group of Capital Guardian Trust Company. Accordingly, the prospectus for this fund is supplemented as follows:

FEES AND EXPENSES OF THE FUND - pages 5-6

Shareholder Fees Table (paid directly from your investment)

                                                       Class R-5

Maximum sales charge imposed on purchases
(as a percentage of offering price)                       none
Maximum sales charge imposed on reinvested dividends      none
Maximum deferred sales charge                             none
Redemption or exchange fees                               none


Annual Fund Operating Expenses Table (deducted from fund assets)

                                                      Class R-5/1/

Management Fees                                            0.29%
Distribution and/or Service (12b-1) Fees                   none
Other Expenses                                             0.13%
Total Annual Fund Operating Expenses                       0.42%

/1/ Based on estimated amounts for the current fiscal year.


Example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown on the previous page. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

             One Year      Three Years    Five Years    Ten Years

Class R-5     $43            $135          $235            $530


PURCHASE AND EXCHANGE OF SHARES - pages 16-17

Class R-5 Shares

Class R-5 shares of the fund are only available to certain clients of the Personal Investment Management Group of Capital Guardian Trust Company. Please contact Capital Guardian Trust Company if you wish to purchase Class R-5 shares of this fund.


SALES CHARGES - pages 18-19

Class R-5 Shares

Class R-5 shares are sold with no initial or deferred sales charges. In addition, no dealer compensation is paid on sales of Class R-5 shares.

                        THE INCOME FUND OF AMERICA, INC.

                                     Part B
                      Statement of Additional Information

                               February 15, 2002
                           (as amended July 15, 2002)


This document is not a prospectus but should be read in conjunction with the current prospectus of The Income Fund of America, Inc. (the "fund" or "IFA") dated February 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        The Income Fund of America, Inc.
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94105
                                 (415) 421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       22
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       27
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       33
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       37
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       37
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Shareholder Account Services and Privileges . . . . . . . . . . . .       40
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       44
General Information . . . . . . . . . . . . . . . . . . . . . . . .       44
Class A Share Investment Results and Related Statistics . . . . . .       45
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       48
Financial Statements




                      The Income Fund of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


OBJECTIVE

..    The fund will invest at least 65% of its assets in income-producing securities.

EQUITY SECURITIES

..    The fund will generally invest at least 60% of its assets in equity securities. However, at times the fund may be substantially invested in equity or debt securities (i.e., more than 60%) or may be solely invested in equity or debt securities (i.e., 100%).

DEBT SECURITIES

..    The fund may invest up to 20% of its assets in straight debt securities rated  BB by Standard & Poor's Corporation (S&P) and Ba by Moody's
     Investors Services, Inc. (Moody's) or below or unrated but determined to be of equivalent quality. (The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.)
..    The fund may invest up to 11/2% of its assets in inverse floating rate notes.
..    The fund may invest up to 5% of its assets in reinsurance related notes and bonds.

NON-U.S. SECURITIES

..    The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.
..    The fund may invest up to 10% of its assets in debt securities of issuers domiciled outside the U.S. (must be U.S. dollar denominated).

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing


                      The Income Fund of America - Page 2
in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


                      The Income Fund of America - Page 3

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


                      The Income Fund of America - Page 4

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in


                      The Income Fund of America - Page 5
the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


REINSURANCE RELATED NOTES AND BONDS - The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, the reinsurance company would not be required to repay all or a portion of the principal value of the notes or bonds if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this


                      The Income Fund of America - Page 6
instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.


INVERSE FLOATING RATE NOTES - The fund may invest to a very limited extent (no more than 1.5% of its assets) in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments' interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into "roll" transactions which are the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later


                      The Income Fund of America - Page 7
date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940 (the "1940 Act"). The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


1.   Act as underwriter of securities issued by other persons.

2. Invest more than 10% of the value of its total assets in securities that are illiquid.

3. Borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of the value of the Fund's total assets at the time of such borrowing.


                      The Income Fund of America - Page 8

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.   Purchase or deal in commodities or commodity contracts.

6. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

7. Purchase securities of any company for the purpose of exercising control or management.

8. Purchase any securities on "margin", except that it may obtain such short-term credit as may be necessary for the clearance of purchases of securities.

9. Sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

10. Purchase or sell puts, calls, straddles, or spreads, but this restriction shall not prevent the purchase or sale of rights represented by warrants or convertible securities.

11. Purchase any securities of any issuer, except the U.S. Government (or its instrumentalities), if immediately after and as a result of such investment (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund, or (2) the fund shall own more than 10% of the outstanding voting securities of such issuer, provided that this restriction shall apply only as to 75% of the fund's total assets.

12. Purchase any securities (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such purchase 25% or more of the market value of the total assets of the fund would be invested in securities of companies in any one industry.

For purposes of Investment Restriction #2, restricted securities are treated as illiquid by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. In addition, the fund may not invest more than 15% of the value of its net assets in securities that are illiquid. Furthermore, the fund may not issue senior securities.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


1.    The Fund does not currently intend to lend portfolio securities.

2. The Fund may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.


                      The Income Fund of America - Page 9

Notwithstanding non-fundamental Investment Restriction #2, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


                      The Income Fund of America - Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTOR AND OFFICERS

                                  YEAR FIRST                                      NUMBER OF BOARDS
                     POSITION      ELECTED                                         WITHIN THE FUND
                     WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/ HELD
   NAME AND AGE        FUND     OF THE FUND/1/           PAST 5 YEARS              DIRECTOR SERVES             BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Fox        Director       1972        Managing General Partner, Fox            7            Crompton Corporation
 Age: 64                                         Investments LP; Professor and
                                                 Executive in Residence,
                                                 University
                                                 of California, Davis; former
                                                 President and Chief Executive
                                                 Officer, Foster Farms
-----------------------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones     Director       1993        Co-Founder, VentureThink LLC             6            None
 Age: 54                                         and
                                                 Versura Inc.; former
                                                 Treasurer, The
                                                 Washington Post Company
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald     Director       1976        The IBJ Professor of Finance,            8            Plum Crek Timber Co.;
 Age: 64                                         Graduate School of Business,                          Scholastic Corporation;
                                                 Stanford University                                   iStar
                                                                                                       Financial, Inc.; Varian,
                                                                                                       Inc.;
                                                                                                       Capstone Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 James K. Peterson    Director       1999        Managing Director, Oak Glen              2            None
 Age: 60                                         Consultancy, LLC
-----------------------------------------------------------------------------------------------------------------------------------
 Henry E. Riggs       Director       1989        President, Keck Graduate                 4            None
 Age: 66                                         Institute
                                                 of Applied Life Sciences;
                                                 former
                                                 President and Professor of
                                                 Engineering, Harvey Mudd
                                                 College
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf    Director       1985        Private investor; Lecturer,              6            Crompton Corporation; First
 Age: 67                                         Department of Molecular                               Energy Corporation; National
                                                 Biology,                                              Life Holding Co.
                                                 Princeton University;
                                                 Corporate
                                                 Director
-----------------------------------------------------------------------------------------------------------------------------------




                      The Income Fund of America - Page 11

                                                    PRINCIPAL OCCUPATION(S) DURING
                                      YEAR FIRST           PAST 5 YEARS AND
                                       ELECTED              POSITIONS HELD           NUMBER OF BOARDS
                       POSITION       A DIRECTOR       WITH AFFILIATED ENTITIES       WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER   COMPLEX/2/ ON WHICH             HELD
   NAME AND AGE          FUND       OF THE FUND/1/           OF THE FUND              DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 Darcy B. Kopcho      President          1997        Director, Capital Research              1            None
 Age: 48              and                            and
                      Director                       Management Company;
                                                     Executive
                                                     Vice President and Research
                                                     Director, Capital Research
                                                     Company*; Director, Capital
                                                     International, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Janet A. McKinley    Chairman of        1994        Director, Capital Research              1            None
 Age: 47              the Board                      and
                                                     Management Company; Senior
                                                     Vice President, Capital
                                                     Research
                                                     Company*
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                  PRINCIPAL OCCUPATION(S) DURING
                            POSITION          YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                            WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
   NAME AND AGE               FUND              OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
---------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
---------------------------------------------------------------------------------------------------------------------------------
 Stephen E. Bepler    Senior Vice President          1993          Senior Vice President, Capital Research Company*
 Age: 59
---------------------------------------------------------------------------------------------------------------------------------
 Abner D.             Senior Vice President          1993          Senior Vice President and Director, Capital Research and
 Goldstine                                                         Management Company
 Age: 72
---------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Senior Vice President          1994          Executive Vice President and Director, Capital Research and
 Jr.                                                               Management Company; Director, American Funds Distributors,
 Age: 53                                                           Inc.*; Director, The Capital Group Companies, Inc.*
---------------------------------------------------------------------------------------------------------------------------------
 Dina N. Perry        Senior Vice President          1994          Senior Vice President, Capital Research and Management
 Age: 56                                                           Company
---------------------------------------------------------------------------------------------------------------------------------
 Hilda L. Applbaum       Vice President              1998          Senior Vice President, Capital Research Company*
 Age: 40
---------------------------------------------------------------------------------------------------------------------------------
 David C. Barclay        Vice President              1998          Senior Vice President and Director, Capital Research and
 Age: 45                                                           Management Company
---------------------------------------------------------------------------------------------------------------------------------
 John H. Smet            Vice President              1994          Senior Vice President, Capital Research and Management
 Age: 45                                                           Company
---------------------------------------------------------------------------------------------------------------------------------
 Patrick F. Quan            Secretary                1986          Vice President - Fund Business Management Group, Capital
 Age: 43                                                           Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 Dayna G. Yamabe            Treasurer                2000          Vice President - Fund Business Management Group, Capital
 Age: 34                                                           Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould       Assistant Treasurer           1999          Vice President - Fund Business Management Group, Capital
 Age: 47                                                           Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------




                      The Income Fund of America - Page 12

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                      The Income Fund of America - Page 13

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       WITHIN AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Robert A. Fox                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones            $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James K. Peterson           $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Henry E. Riggs                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Darcy B. Kopcho             $50,001 - $100,000         $50,000 - $100,000
-------------------------------------------------------------------------------
 Janet A. McKinley             Over $100,000               Over $100,000
-------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $19,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $4,500 from the fund if they serve as a member of four proxy committees, or $6,250 if they serve as a member of two proxy committees, meeting jointly.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                      The Income Fund of America - Page 14

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Robert A. Fox                  $25,000/3/                       $152,500/3/
------------------------------------------------------------------------------------------
 Leonade D. Jones               $31,250/3/                       $141,500 /3/
------------------------------------------------------------------------------------------
 John G. McDonald               $29,500/3/                       $256,500/3/
------------------------------------------------------------------------------------------
 James K. Peterson              $25,000                          $ 42,000
------------------------------------------------------------------------------------------
 Henry E. Riggs                 $28,500/3/                       $100,000/3/
------------------------------------------------------------------------------------------
 Patricia K. Woolf              $28,500                          $139,000
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Robert A. Fox ($313,812), Leonade D. Jones ($79,705), John G. McDonald ($231,302) and Henry
  E. Riggs ($257,792). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of January 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on March 8, 1969 and reorganized as a Maryland corporation on December 16, 1983.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E and 529-F. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all


                      The Income Fund of America - Page 15
classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note, CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Robert A. Fox, Leonade D. Jones, John G. McDonald and James K. Peterson, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Robert A. Fox, Leonade D. Jones, John G.
McDonald, James K. Peterson, Henry E. Riggs and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There were two Contracts Committee meetings during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Robert A. Fox, Leonade D. Jones, John G.
McDonald and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample


                      The Income Fund of America - Page 16
number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.
Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were no Nominating Committee meetings during the 2001 fiscal year.


The fund has a Proxy Committee comprised of Robert A. Fox, Leonade D. Jones, John G.
McDonald, Henry E. Riggs and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. There were four Proxy Committee meetings during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until December 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending


                      The Income Fund of America - Page 17
renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of services provided to the fund, the Committee noted, among other things, the favorable results of the fund relative to the results of comparable funds during 2000, the first half of 2001, and the five and ten-year periods ended June 30, 2001, as well as the favorable level of income generated by the fund over similar periods. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund, and the Investment Adviser's commitment to attracting, developing and retaining quality personnel.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees as a percentage of its average net assets had generally declined since 1991, and that such fees for 2000 compared favorably to the fund's peer group. The Committee observed that the fund's total expenses for 2000 (as a percentage of average net assets) compared favorably to the relevant peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The management fee is based upon the annual rates of 0.25% on the first $500 million of the fund's net assets, 0.23% on net assets in excess of $500 million but not exceeding $1 billion, 0.21% on net assets in excess of $1 billion but not exceeding $1.5 billion, 0.19% on net assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.17% on net assets in excess of $2.5 billion but not exceeding $4 billion, 0.16% on net assets in excess of $4 billion but not exceeding $6.5 billion, 0.15% on net assets in excess of $6.5 billion but not exceeding $10.5 billion, 0.144% on net assets in excess of $10.5 billion but not exceeding $13 billion, 0.141% on net assets in


                      The Income Fund of America - Page 18
excess of $13 billion but not exceeding $17 billion, 0.138% on net assets in excess of $17 billion but not exceeding $21 billion, 0.135% on net assets in excess of $21 billion but not exceeding $27 billion, 0.133% on net assets in excess of $27 billion but not exceeding $34 billion, 0.131% on net assets in excess of $34 billion but not exceeding $44 billion, and 0.129% on net assets in excess of $44 billion, plus 2.25% of the fund's gross investment income for the preceding month. Assuming net assets of $20 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.22%, 0.25%, 0.27%, 0.29%, 0.31% and 0.34% of net assets, respectively.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal year ended July 31, 2001, the Investment Adviser received $29,540,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $24,417,000 (based on a percentage of the fund's gross income as expressed above), for a total fee of $53,957,000. For the fiscal years ended 2000 and 1999, management fees paid by the fund amounted to $59,946,000 and $63,389,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until December 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between


                      The Income Fund of America - Page 19
the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


Administrative service fees paid for Class C and F shares for the fiscal period ended 2001 were $51,000 and $10,000, respectively.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal
Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION
---------------------------------------------------------------
                                                               OR FEES RETAINED       TO DEALERS
                                                               --------------------------------------
                 CLASS A                          2001            $ 6,320,000         $28,449,000
                                                  2000            $ 5,605,000         $25,442,000
                                                  1999            $12,692,000         $60,189,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2001            $ 1,449,000         $ 8,563,000
                                                  2000            $   173,000         $ 1,142,000
-----------------------------------------------------------------------------------------------------



                      The Income Fund of America - Page 20

The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of its average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of its average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of its average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of its average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of its average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


                      The Income Fund of America - Page 21

For Class 529-E shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $45,544,000                 $7,202,000
------------------------------------------------------------------------------
        CLASS B                 $ 1,058,000                 $  203,000
------------------------------------------------------------------------------
        CLASS C                 $   150,000                 $   64,000
------------------------------------------------------------------------------
        CLASS F                 $     9,000                 $    4,000
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of


                      The Income Fund of America - Page 22
other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividend and capital gain distributions by 529 share classes will be automatically reinvested.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses,


                      The Income Fund of America - Page 23
     referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it


                      The Income Fund of America - Page 24
     does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


                      The Income Fund of America - Page 25

Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.


                      The Income Fund of America - Page 26

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are generally only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and


                      The Income Fund of America - Page 27
profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares of the fund are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                      The Income Fund of America - Page 28

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                      The Income Fund of America - Page 29

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20

 $1 million or more. . . . . . . .                none    none   (see below)
------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                      The Income Fund of America - Page 30

A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration and Compliance Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" and "CDSC Waivers for Class B and C Shares" below.


                      The Income Fund of America - Page 31

CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B and C shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the


                      The Income Fund of America - Page 32
automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable


                      The Income Fund of America - Page 33
     annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts. Accounts will be aggregated at the account owner level. Class 529-E accounts may only be aggregated with an eligible employer plan.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;


                      The Income Fund of America - Page 34

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).

(2) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.


                      The Income Fund of America - Page 35

(3) Distributions from 403(b) plans or IRAs due to attainment of age 59-1/2, and required minimum distributions from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(4)  Tax-free returns of excess contributions to IRAs.

(5) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

(6) For Class 529-A shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC WAIVERS FOR CLASS B AND C SHARES - Any CDSC on Class B and C shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% SWP limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

(4) For Class 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC waivers on Class A, B and C shares are allowed only in the cases listed above. For example, CDSC waivers will not be allowed for:

     .Redemptions of dividend and capital gain distributions, redemptions of appreciated shares, redemptions through SWPs, and required minimum distributions, to the extent in aggregate they exceed 12% of an account value; or

     .Redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that


                      The Income Fund of America - Page 36

          CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS


Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class and described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is


                      The Income Fund of America - Page 37
the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee--


                      The Income Fund of America - Page 38
based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -    Requests must be signed by the registered shareholder(s).

     -    A signature guarantee is required if the redemption is:

          -  Over $75,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     - Redemptions by telephone, fax or the Internet (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     -  Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.


                      The Income Fund of America - Page 39

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class B or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the


                      The Income Fund of America - Page 40
next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividend and capital gain distributions paid by the 529 share classes will automatically be reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may


                      The Income Fund of America - Page 41
result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through


                      The Income Fund of America - Page 42

American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      The Income Fund of America - Page 43

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2001, 2000 and 1999, amounted to $24,905,000, $11,946,000, and $11,431,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, ABN AMRO Bank NV, Bank of America Corp., J.P. Morgan Securities, Inc. and Salomon Smith Barney were among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principals in portfolio transactions. The fund held equity securities of ABN AMRO Holding, Bank of America Corp. and J.P. Morgan Chase & Co. in the amounts of $17,636,000, $315,931,000 and $116,984,000, respectively, as of the close of its most recent fiscal year. The fund held debt securities of Citigroup, parent of Salomon Smith Barney, in the amount of $10,258,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $12,232,000 for Class A shares and $79,000 for Class B shares for the 2001 fiscal year.


                      The Income Fund of America - Page 44

INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue,
Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte &
Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte &

Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $16.44
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $17.44


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 4.58% based on a 30-day (or one month) period ended July 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


                      The Income Fund of America - Page 45

     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended July 31, 2001 were 8.90%, 10.59%, and 11.49%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended July 31, 2001 were 15.53%, 11.91%, and 12.16%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, and F shares, as well as the 529 share classes.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


                      The Income Fund of America - Page 46

The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      ---------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
-------------------------------------------------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
---------------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                      The Income Fund of America - Page 47

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                      The Income Fund of America - Page 48

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S&P rates the long-term debt securities of various entities in categories
---
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


                      The Income Fund of America - Page 49

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                      The Income Fund of America - Page 50

Investment Portfolio                    Percent of
                                        Net Assets
U.S. Equity Securities                        47.7%
Non-U.S. Equity Securities                     13.6
Government Bonds                                3.0
Other Fixed-Income Securities                  22.5
Cash & Equivalents                             13.2




Investment Mix
                                                              Percent of
Type of Security                                              Net Assets

Equity Securities                                                   61.3%
Bonds & Notes                                                       25.5%
Cash & Equivalents                                                  13.2%
                                                                     100%


                                                              Percent of
Largest Industry Holdings                                     Net Assets

Electric Utilities                                                   6.7%
Oil & Gas                                                            5.6%
Banks                                                                5.6%
Paper & Forest Products                                              4.8%
Tobacco                                                              4.1%


Breakdown:
U.S. Equities                                                       47.7%
Non-U.S. Equities                                                   13.6%
U.S. Bonds                                                          20.4%
Non-U.S. Bonds                                                       5.1%
Cash & Equivalents                                                  13.2%


                                                              Percent of
Ten Largest Equity Holdings                                   Net Assets

Philip Morris                                                        2.2%
First Union                                                          1.7%
Bank of America                                                      1.6%
"Shell" Transport and Trading
"Shell" Transport and Trading
Royal Dutch Petroleum                                                1.5%
R.J. Reynolds Tobacco Holdings                                       1.4%
Dow Chemical                                                         1.4%
Weyerhaeuser                                                         1.4%
Consolidated Edison                                                  1.3%
Georgia-Pacific Corp., Timber Group
Georgia-Pacific Corp., Georgia-Pacific Group                         1.3%
PACCAR                                                               1.1%


The Income Fund of America, Inc.
Investment Portfolio, July 31, 2001


                                                                                                  Shares or        Market  Percent
                                                                                                  Principal         Value   of Net
Equity Securities                                                                                    Amount         (000)   Assets

ELECTRIC UTILITIES  -  6.72%
Consolidated Edison, Inc.                                                                          6,695,000      $266,059     1.34
Southern Co.                                                                                       7,170,000       168,495      .85
DTE Energy Co.                                                                                     3,265,000       137,946      .69
Ameren Corp.                                                                                       2,500,000        98,225      .49
Dominion Resources, Inc.                                                                           1,000,000        60,490
Dominion Resources, Inc. 9.50% PIES                                                                  578,000        34,680      .48
 convertible preferred 2004
Entergy Corp.                                                                                      2,450,100        91,879      .46
PowerGen PLC                                                                                       8,203,000        86,360      .43
American Electric Power Co., Inc.                                                                  1,605,000        72,225      .36
OGE Energy Corp.                                                                                   2,810,000        60,696      .31
Northeast Utilities                                                                                2,351,600        47,032      .24
Duke Energy Corp. 8.25% convertible                                                                1,691,000        43,729      .22
 preferred 2004, units
Progress Energy, Inc.                                                                                911,924        39,003      .20
Cinergy Corp.                                                                                      1,250,000        38,625      .19
Scottish Power PLC                                                                                 4,300,000        30,016      .15
Wisconsin Energy Corp.                                                                               900,000        19,926      .10
Niagara Mowhawk Holdings, Inc.  (1)                                                                1,000,000        16,990      .09
NRG Energy, Inc. 6.50% convertible                                                                   590,000        12,597      .06
 preferred 2004, units
FPL Group, Inc.                                                                                      210,000        11,340      .06
                                                                                                                 1,336,313     6.72

OIL & GAS  -  5.57%
"Shell" Transport and Trading Co.,                                                                 4,411,700       222,835
 PLC (New York registered)
"Shell" Transport and Trading Co., PLC                                                             4,176,600        35,313
Royal Dutch Petroleum Co. (New York registered)                                                      600,000        34,800     1.47
USX-Marathon Group                                                                                 6,800,000       201,756     1.02
Texaco Inc.                                                                                        2,224,700       154,060      .77
Occidental Petroleum Corp.                                                                         2,500,000        69,100      .35
Chevron Corp.                                                                                        725,000        66,258      .33
Phillips Petroleum Co.                                                                             1,129,700        64,495      .32
Ultramar Diamond Shamrock Corp.                                                                    1,350,000        63,788      .32
ENI SpA                                                                                            3,750,000        45,698      .23
Conoco Inc., Class A                                                                               1,444,300        44,542      .22
Unocal Capital Trust $3.125 convertible preferred                                                    800,000        40,800      .21
Exxon Mobil Corp.                                                                                    840,000        35,078      .18
Pennzoil-Quaker State Co.                                                                          1,000,000        11,220      .06
El Paso Corp. 6.625% FELINE PRIDES                                                                   300,000        10,629      .05
 convertible preferred 2004
Origin Energy Ltd.  (1)                                                                            5,350,000         8,011      .04
                                                                                                                 1,108,383     5.57

BANKS  -  5.57%
First Union Corp.                                                                                  9,330,100       330,286     1.66
Bank of America Corp.                                                                              4,965,900       315,931     1.59
Commonwealth Bank of Australia                                                                     5,446,730        81,561      .41
Bank of Nova Scotia                                                                                2,400,000        71,249      .36
Lloyds TSB Group PLC                                                                               5,000,000        51,321      .26
Alliance & Leicester PLC                                                                           3,418,876        39,792      .20
Westpac Banking Corp.                                                                              5,634,249        39,210      .20
Bank of Scotland                                                                                   2,866,371        33,035      .16
Wells Fargo & Co.                                                                                    657,000        30,261      .15
National Australia Bank Ltd., exchangeable                                                           800,000        23,760      .12
 capital units
Comerica Inc.                                                                                        350,000        21,556      .11
Bank of New York Co., Inc.                                                                           400,000        17,944      .09
ABN AMRO Holdings NV                                                                               1,000,000        17,636      .09
NB Capital Corp. 8.35% exchangeable                                                                  520,000        13,551      .07
 depositary shares
PNC Financial Services Group, Inc.                                                                   145,000         9,621      .05
Bank of Ireland (1)                                                                                  725,000         6,871      .03
Pacific Century Financial Corp.                                                                      145,600         3,858      .02
                                                                                                                 1,107,443     5.57

PAPER & FOREST PRODUCTS  -  4.81%
Weyerhaeuser Co.                                                                                   4,542,900       271,347     1.36
Georgia-Pacific Corp., Timber Group                                                                5,450,000       196,254
Georgia-Pacific Corp., Georgia-Pacific                                                             1,500,000        61,350     1.30
 Group 7.50% PEPS convertible preferred
 2004, units
UPM-Kymmene Corp.                                                                                  5,320,000       157,999      .80
International Paper Co.                                                                            2,689,640       109,899
International Paper Co., Capital Trust                                                               400,000        18,500      .65
 5.25% convertible preferred 2025
Potlatch Corp.                                                                                     1,350,000        45,792      .23
Stora Enso Oyj, Class R                                                                            3,664,275        33,928      .17
Kimberly-Clark de Mexico, SA de CV, Class A                                                        7,609,800        22,322      .11
Westvaco Corp.                                                                                       750,000        20,175      .10
Holmen AB, Class B                                                                                   942,900        18,051      .09
                                                                                                                   955,617     4.81

TOBACCO  -  4.12%
Philip Morris Companies Inc.                                                                       9,400,000       427,700     2.15
R.J. Reynolds Tobacco Holdings, Inc. (2)                                                           5,200,000       279,292     1.41
Imperial Tobacco Ltd.                                                                              4,118,457        48,345      .24
Gallaher Group PLC                                                                                 7,273,132        48,154      .24
UST Inc.                                                                                             500,000        15,475      .08
                                                                                                                   818,966     4.12

REAL ESTATE  -  3.39%
Equity Residential Properties Trust                                                                2,460,000       139,482
Equity Residential Properties Trust, Series                                                          600,000        15,120      .78
 G, 7.25% convertible preferred
Amoy Properties Ltd.                                                                              70,000,000        77,183      .39
Health Care Property Investors, Inc.                                                               1,992,900        71,107      .36
Boston Properties, Inc.                                                                            1,625,000        62,644      .31
Weingarten Realty Investors                                                                        1,325,000        59,227      .30
Equity Office Properties Trust                                                                     1,095,000        32,872      .16
CenterPoint Properties Corp.                                                                         580,000        27,405      .14
AMB Property Corp.                                                                                 1,085,000        27,125      .14
ProLogis Trust, Series D, 7.92% preferred                                                          1,060,000        25,705      .13
Hysan Development Co. Ltd.                                                                        20,691,635        24,274      .12
Kimco Realty Corp.                                                                                   514,400        24,074      .12
Sun Hung Kai Properties Ltd.                                                                       2,000,000        17,565      .09
Archstone Communities Trust                                                                          664,000        16,939      .08
SPG Properties, Inc., Series C, 7.89%                                                                300,000        13,575      .07
 preferred cumulative step-up premium rate
Duke Realty Corp. (formerly Duke-Weeks Realty                                                        300,000        13,556      .07
 Corp.), Series B, 7.99% preferred cumulative
 step-up premium rate
FelCor Lodging Trust Inc.                                                                            450,000         9,783      .05
IAC Capital Trust, Series A, 8.25% TOPRS                                                             300,000         7,497      .04
 preferred
New Plan Realty Trust, Series D, 7.80% preferred                                                     112,500         4,725      .02
 cumulative step-up premium rate
Nationwide Health Properties, Inc., Series A,                                                         50,000         3,750      .02
 7.677% preferred cumulative step-up premium rate
                                                                                                                   673,608     3.39

CHEMICALS  -  2.26%
Dow Chemical Co.                                                                                   7,545,500       274,656     1.38
DSM NV                                                                                             3,072,005       110,288      .55
E.I. du Pont de Nemours and Co.                                                                    1,200,000        51,384      .26
Crompton Corp.                                                                                     1,022,200         9,414      .05
Millennium Chemicals Inc.                                                                            300,400         4,374      .02
                                                                                                                   450,116     2.26

MACHINERY  -  2.00%
PACCAR Inc. (2)                                                                                    3,838,600       225,863     1.14
Caterpillar Inc.                                                                                   2,000,000       110,200      .55
Pall Corp.                                                                                         1,000,000        23,900      .12
Cummins Capital Trust I 7.00% QUIPS convertible                                                      356,000        19,018      .10
 preferred 2031 (1)  (3)
Metso Oyj                                                                                          1,779,998        18,347      .09
                                                                                                                   397,328     2.00

MULTILINE RETAIL  -  1.90%
May Department Stores Co.                                                                          6,233,200       206,942     1.04
J.C. Penney Co., Inc.                                                                              5,979,500       170,057      .86
                                                                                                                   376,999     1.90

INSURANCE  -  1.88%
Royal & Sun Alliance Insurance Group PLC                                                          14,550,000       102,655      .51
SAFECO Corp.                                                                                       2,300,000        72,956      .37
Allstate Corp.                                                                                     1,465,900        51,248      .26
American General Corp.                                                                             1,060,000        49,025      .25
XL Capital Ltd., Class A                                                                             625,000        47,969      .24
American International Group, Inc.                                                                   417,799        34,782      .17
St. Paul Companies, Inc.                                                                             350,000        15,347      .08
                                                                                                                   373,982     1.88

FOOD PRODUCTS  -  1.75%
H.J. Heinz Co.                                                                                     3,042,200       131,453      .66
Kellogg Co.                                                                                        2,855,000        85,850      .43
General Mills, Inc.                                                                                1,876,400        82,524      .42
ConAgra Foods, Inc.                                                                                2,250,000        48,352      .24
                                                                                                                   348,179     1.75

FOOD & DRUG RETAILING  -  1.61%
Albertson's, Inc.                                                                                  6,360,000       208,163     1.05
Woolworths Ltd.                                                                                   10,231,657        57,389      .29
Safeway PLC                                                                                       10,725,000        54,622      .27
                                                                                                                   320,174     1.61

DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.54%
AT&T Corp.                                                                                         4,860,000        98,221      .50
SBC Communications Inc.                                                                            2,005,600        90,312      .46
Verizon Communications                                                                             1,198,000        64,872
Bell Atlantic Financial Services, Inc. 4.25%                                                     $18,000,000        17,595      .41
 convertible debentures 2005 (3)
Qwest Communications International Inc.                                                              443,796        11,539      .06
ALLTEL Corp.                                                                                         140,000         8,631      .04
Global Crossing Ltd. 7.00% convertible                                                                80,000         6,360
 preferred  (3)
Global Crossing Ltd. 7.00% convertible                                                                25,000         1,987      .04
 preferred
WorldCom, Inc. - MCI Group                                                                           500,000         6,640      .03
Allegiance Telecom, Inc., warrants, expire                                                            20,000           476      .00
 2008  (1) (3) (4)
NTELOS, Inc., warrants, expire 2010 (1) (4)                                                            5,200            10      .00
                                                                                                                   306,643     1.54

PHARMACEUTICALS  -  1.44%
Bristol-Myers Squibb Co.                                                                           2,240,000       129,146      .65
Pharmacia Corp. 6.50% ACES convertible                                                             1,108,800        44,463
 preferred 2001, units
Pharmacia Corp.                                                                                      588,065        26,239      .35
American Home Products Corp.                                                                         725,000        43,725      .22
Eli Lilly and Co.                                                                                    550,000        43,604      .22
                                                                                                                   287,177     1.44

DIVERSIFIED FINANCIALS  -  1.21%
J.P. Morgan Chase & Co.                                                                            2,701,700       116,984      .59
ING Groep NV                                                                                       1,300,000        42,288      .21
Fannie Mae                                                                                           475,000        39,544      .20
Swire Pacific Capital Ltd. 8.84% cumulative                                                        1,125,000        27,000
 guaranteed perpetual capital securities (3)
Swire Pacific Offshore Financing Ltd. 9.33%                                                          195,000         4,851      .16
 cumulative guaranteed perpetual preferred
 capital securities (3)
Wharf (Holdings) Ltd.                                                                              2,201,000         4,981      .03
Wilshire Financial Services Group Inc. (1) (2)                                                     2,150,517         3,914      .02
                                                                                                                   239,562     1.21

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.15%
Celestica Inc. 0% convertible debenture 2020                                                    $181,000,000        77,233      .39
Sanmina Corp. 0% convertible subordinated                                                       $161,000,000        58,765      .30
 debentures 2020
Solectron Corp. 0% LYON convertible notes 2020                                                   $87,528,000        43,714      .22
Thermo Electron Corp. 4.25% convertible                                                          $13,000,000        12,796
 subordinated debentures 2003 (3)
Thermo Electron Corp. 4.00% convertible                                                          $10,000,000         9,300      .11
 subordinated debentures 2005
SCI Systems, Inc. 3.00% convertible                                                              $20,000,000        16,400      .08
 subordinated debentures 2007
KDDI Corp. 5.25% convertible notes 2008                                                          $10,000,000         9,600      .05
                                                                                                                   227,808     1.15

ROAD & RAIL  -  1.07%
CSX Corp.                                                                                          3,150,000       123,228      .62
Union Pacific Capital Trust 6.25% TIDES                                                              741,500        34,758
 convertible preferred 2028  (3)
Union Pacific Capital Trust 6.25% TIDES                                                              260,000        12,187      .24
 convertible preferred 2028
Norfolk Southern Corp.                                                                             1,175,000        23,641      .12
Canadian National Railway Co. 5.25% convertible                                                      300,000        18,270      .09
 preferred 2029
                                                                                                                   212,084     1.07

AIRLINES  -  0.81%
British Airways PLC                                                                               26,000,000       127,046      .64
UAL Corp.                                                                                          1,000,000        34,210      .17
                                                                                                                   161,256      .81

MEDIA  -  0.78%
AOL Time Warner Inc.  (1)                                                                            850,120        38,638      .19
NTL Inc. 5.75% convertible subordinated                                                         $120,000,000        37,050
 debentures 2009
NTL Inc., warrants, expire 2008  (1) (3) (4)                                                          25,650            59      .19
Vivendi Universal (ADR)                                                                              438,402        25,647      .13
United Pan-Europe Communications NV,                                                                   1,180        21,830
 convertible preferred  (1) (3) (4)
United Pan-Europe Communications NV, warrants,                                                       572,960             0      .11
 expire 2007  (1) (4)
UnitedGlobalCom, Inc., Series C, 7.00%                                                               700,000         8,400
 convertible preferred (1) (3)
UnitedGlobalCom, Inc., Series D, 7.00%                                                               500,000         5,625
 convertible preferred  (1)
UnitedGlobalCom, Inc., Class A  (1)                                                                  271,128         1,827
UnitedGlobalCom, Inc. Series C, 7.00%                                                                 75,000           900      .08
 convertible preferred  (1)
Interpublic Group of Companies, Inc. 1.87%                                                       $17,000,000        13,731      .07
 convertible subordinated notes 2006 (3)
V2 Music Holdings PLC 6.50% convertible                                                           $8,122,000         2,193
 debentures 2012 (3) (4)
V2 Music Holdings PLC, warrants, expire                                                               14,750             0      .01
 2008  (1) (3) (4)
                                                                                                                   155,900      .78

GAS UTILITIES  -  0.73%
NiSource Inc.                                                                                      3,700,000        97,532      .49
New Jersey Resources Corp.                                                                           750,000        32,587      .16
South Jersey Industries, Inc.                                                                        500,000        15,650      .08
                                                                                                                   145,769      .73

AUTOMOBILES  -  0.70%
General Motors Corp.                                                                               2,184,000       138,902      .70

AUTO COMPONENTS  -  0.67%
TRW Inc.                                                                                           1,175,000        51,994      .26
GKN PLC                                                                                            4,750,000        48,112      .24
Dana Corp.                                                                                           725,000        18,669      .09
Tower Automotive Capital Trust 6.75%                                                                 450,000        14,822      .08
 convertible preferred 2018  (3)
TI Automotive Ltd.  (1) (4)                                                                        7,000,000             0      .00
                                                                                                                   133,597      .67

AEROSPACE & DEFENSE  -  0.66%
RC Trust I 8.25% convertible preferred                                                             1,053,500        55,572
 2006, units
Raytheon Co.                                                                                       1,723,900        49,786      .53
Honeywell International Inc.                                                                         550,000        20,278      .10
Rockwell Collins                                                                                     300,000         6,210      .03
                                                                                                                   131,846      .66

CONTAINERS & PACKAGING  -  0.61%
AssiDoman AB                                                                                       5,600,000       121,167      .61

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.60%
Semtech Corp. 4.50% convertible subordinated                                                     $18,530,000        20,175
 notes 2007 (3)
Semtech Corp. 4.50% convertible subordinated                                                      $8,000,000         8,710      .15
 notes 2007
Vitesse Semiconductor Corp. 4.00% convertible                                                    $29,625,000        24,106      .12
 subordinated debentures 2005
Burr-Brown Corp. 4.25% convertible subordinated                                                  $17,800,000        20,274
 notes 2007 (3)
Burr-Brown Corp. 4.25% convertible subordinated                                                   $1,600,000         1,822      .11
 notes 2007
TriQuint Semiconductor, Inc. 4.00% convertible                                                   $23,000,000        17,025      .09
 subordinated notes 2007
Amkor Technology, Inc. 5.00% convertible                                                         $15,000,000        11,157      .06
 notes 2007 (3)
Pro Mos Technologies Inc. 0% convertible                                                          $9,400,000         8,671      .04
 debentures 2006 (3)
ASM Lithography Holding NV 4.25% (formerly                                                        $5,400,000         4,887      .02
 ASM Lithography Holding NV) convertible
 debentures 2004 (3)
Advanced Micro Devices, Inc.  (1)                                                                    132,432         2,418      .01
                                                                                                                   119,245      .60

BEVERAGES  -  0.55%
Southcorp Ltd.                                                                                    29,712,357       109,495      .55

COMMERCIAL SERVICES & SUPPLIES  -  0.48%
Pitney Bowes Inc.                                                                                  1,350,000        54,270      .27
Waste Management, Inc. 4.00% convertible                                                         $42,000,000        41,399      .21
 debentures 2002
Protection One Alarm Monitoring, Inc.,                                                                57,600             1      .00
 warrants, expire 2005  (1) (3) (4)
                                                                                                                    95,670      .48

METALS & MINING  -  0.48%
Phelps Dodge Corp.                                                                                 1,084,841        43,828      .21
Inco Ltd. 5.75% convertible debentures 2004                                                      $17,250,000        16,703
Inco Ltd. 0% LYONS convertible notes 2021 (3)                                                    $11,500,000         6,276      .12
CONSOL Energy Inc.                                                                                   553,800        13,441      .07
Anglogold Ltd.                                                                                       194,900         7,012      .04
Massey Energy Co.                                                                                    250,300         4,300      .02
Freeport-McMoRan Copper & Gold Inc., Class B  (1)                                                    300,000         3,228      .02
                                                                                                                    94,788      .48


COMMUNICATIONS EQUIPMENT  -  0.38%
AT&T Corp. Liberty Media Group 3.50% convertible                                                 $55,000,000        47,141      .24
 debentures 2031 (3)
Adaptec, Inc. 4.75% convertible subordinated                                                     $23,000,000        20,298      .10
 notes 2004
Corning Inc. 0% convertible debentures 2015                                                      $14,000,000         8,120      .04
                                                                                                                    75,559      .38

WIRELESS TELECOMMUNICATION SERVICES  -  0.31%
Price Communications Corp.  (1)                                                                      933,222        18,198      .09
Dobson Communications Corp. 13.00% senior                                                              7,920         7,603
 exchangeable preferred 2009 (1) (5)
Dobson Communications Corp. 12.25% exchangeable                                                        4,866         4,623      .07
 preferred, redeemable 2008 (1) (5)
China Mobile (Hong Kong) Ltd. 2.25% convertible                                                  $12,360,000        11,742      .06
 notes 2005
American Tower Corp. 5.00% convertible                                                           $13,000,000        10,020      .05
 debentures 2010
Nextel Communications, Inc. 5.25% convertible                                                    $10,000,000         6,225      .03
 senior notes 2010
AT&T Wireless Services, Inc. (1)                                                                     120,675         2,255      .01
Leap Wireless International, Inc., warrants,                                                          27,025           203      .00
 expire 2010 (1) (3)
McCaw International, Ltd., warrants, expire                                                           31,500            79      .00
 2007  (1) (3) (4)
Comunicacion Celular SA, Class B, warrants,                                                           31,000             3      .00
 expire 2003  (1) (3) (4)
                                                                                                                    60,951      .31


OTHER  -  1.89%
Hubbell Inc., Class B                                                                              2,580,000        76,626      .39
Minnesota Mining and Manufacturing Co.                                                               400,000        44,752      .22
Smiths Group PLC                                                                                   3,220,000        35,413      .18
Sepracor Inc. (1)                                                                                    310,329        13,673
Sepracor Inc. 7.00% convertible subordinated                                                     $13,500,000        12,655
debentures 2005 (3)
Sepracor Inc. 7.00% convertible subordinated                                                      $9,000,000         8,437      .17
 debentures 2005
Gillette Co.                                                                                       1,200,000        33,444      .17
Clorox Co.                                                                                           550,000        20,559      .10
Newell Financial Trust I 5.25% QUIPS                                                                 550,000        19,111      .10
 convertible preferred 2027
Williams Companies, Inc.                                                                             556,800        18,653      .09
PETsMART, Inc. 6.75% convertible subordinated                                                    $17,500,000        16,949      .09
 notes 2004 (3)
Fluor Corp.                                                                                          350,300        13,847      .07
Amazon.com, Inc. 4.75% convertible subordinated                                                  $27,425,000        12,772      .06
 debentures 2009
CNET, Inc. 5.00% convertible subordinated                                                        $17,389,000        11,477      .06
 notes 2006
Foster Wheeler Ltd. 6.50% convertible                                                            $15,000,000        10,900      .05
 subordinated notes 2007 (3)
TXI Capital Trust I 5.50% convertible                                                                250,000         9,100      .05
 preferred 2028
Royal Caribbean Cruises Ltd. 0% convertible                                                      $19,250,000         7,130      .04
 debenture 2021
Rockwell Automation                                                                                  300,000         4,815      .02
Glycomed Inc. 7.50% convertible subordinated                                                      $5,000,000         3,937      .02
 debentures 2003
AMCV Capital Trust I 7.00% convertible                                                               200,000         1,588      .01
 preferred 2015
GT Group Telecom Inc., warrants, expire                                                               26,250           652      .00
 2010  (1) (3) (4)
Rhythms NetConnections Inc. 6.75% convertible                                                        250,000            33      .00
 preferred  (3)
PSINet Inc., Series D, 7.00% convertible                                                             650,000             7      .00
 preferred 2049  (3) (4) (6)
AMF Bowling Worldwide, Inc. 0% convertible                                                       $26,391,000             3      .00
debentures 2018 (3) (4) (6)
Tultex Corp., warrants, expire 2007 (1) (4)                                                        1,522,401                    .00
                                                                                                                   376,533     1.89

MISCELLANEOUS  -  3.62%
Other equity securities in initial period                                                                          719,990     3.62
 of acquisition


TOTAL EQUITY SECURITIES (cost: $10,394,382,000)                                                                 12,181,050    61.26


                                                                                                  Principal        Market  Percent
                                                                                                     Amount         Value   of Net
Bonds & Notes                                                                                         (000)         (000)   Assets

MEDIA  -  3.30%
Charter Communications Holdings, LLC:
 8.25% 2007                                                                                          $11,150        10,509
 10.00% 2009                                                                                           7,500         7,575
 10.75% 2009                                                                                          10,000        10,575
 0%/9.92% 2011 (7)                                                                                    25,850        17,513
 11.125% 2011                                                                                         20,000        21,250
 0%/11.75% 2011 (3)  (7)                                                                             124,750        72,355
 0%/13.50% 2011 (7)                                                                                   69,050        43,847      .92
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
 8.875% 2007                                                                                          23,850        25,043
 0%/9.75% 2007 (7)                                                                                    43,750        41,344      .33
Time Warner Inc.:
 9.625% 2002                                                                                           8,090         8,400
 7.75% 2005                                                                                            9,500        10,213
 8.18% 2007                                                                                           20,000        22,136
 9.125% 2013                                                                                           5,000         5,875
 7.25% 2017                                                                                            8,000         7,979      .28
NTL Inc. 12.75% 2005                                                                                  26,370        17,932
Comcast UK Cable Partners Ltd. 11.20% 2007                                                            28,500        20,378      .19
CBS Corp. 7.15% 2005                                                                                  26,500        27,964
Viacom Inc.: (3)
 6.40% 2006                                                                                            3,000         3,098
 6.625% 2011                                                                                           1,000         1,011      .16
Century Communications Corp. 8.75% 2007                                                               13,200        12,276
Adelphia Communications Corp. 10.25% 2011                                                             14,000        13,720      .13
CSC Holdings, Inc.:                                                                                    8,000         7,897
 7.25% 2008
 8.125% 2009                                                                                           8,000         8,231
 9.875% 2013                                                                                           6,000         6,345      .11
TeleWest PLC:
 9.625% 2006                                                                                           5,000         3,850
 0%/11.375% 2010 (7)                                                                                  35,250        16,215      .10
Liberty Media Corp.:
 7.875% 2009                                                                                          16,600        15,972
 8.50% 2029                                                                                            2,000         1,774
 8.25% 2030                                                                                            2,000         1,700      .10
British Sky Broadcasting Group PLC 8.20% 2009                                                         16,250        16,573      .08
News America Holdings Inc.:
 9.25% 2013                                                                                            2,290         2,647
 7.75% 2045                                                                                           12,347        11,790
News America Inc. 7.625% 2028                                                                          2,000         1,911      .08
STC Broadcasting, Inc. 11.00% 2007                                                                    14,500        14,428      .07
Univision Communications Inc. 7.85% 2011 (3)                                                          13,700        14,160      .07
Hearst-Argyle Television, Inc. 7.00% 2018                                                             12,425        11,343      .06
Clear Channel Communications, Inc. 7.25% 2003                                                          6,000         6,245
Chancellor Media Corp. of Los Angeles,                                                                 4,500         4,691      .05
 Series B, 8.75% 2007
Fox Family Worldwide, Inc. 0%/10.25% 2007 (7)                                                         10,318        10,034      .05
Rogers Communications Inc. 8.875% 2007                                                                10,000        10,025      .05
Lenfest Communications, Inc. 7.625% 2008                                                               2,000         2,092
Comcast Cable Communications, Inc.:
 6.875% 2009                                                                                           3,000         3,040
 7.125% 2013                                                                                           3,000         3,067      .04
Telemundo Holdings, Inc., Series A, 0%/11.50%                                                          8,500         7,098      .04
 2008 (7)
Young Broadcasting Inc.:
 Series B, 8.75% 2007                                                                                  3,250         3,088
 10.00% 2011 (3)                                                                                       3,750         3,769      .04
TransWestern Publishing Co. LLC:
 9.625% 2007                                                                                           4,000         4,020
 9.625% 2007 (3)                                                                                       2,250         2,261      .03
Multicanal Participacoes SA, Series B,                                                                 6,475         6,135      .03
 12.625% 2004
Sun Media Corp. 9.50% 2007                                                                             6,071         6,041      .03
Penton Media, Inc. 10.375% 2011 (3)                                                                    6,250         5,625      .03
A. H. Belo Corp. 7.75% 2027                                                                            5,500         5,083      .03
Antenna TV SA 9.00% 2007                                                                               5,250         4,988      .03
ACME Television, LLC, Series A, 10.875% 2004                                                           4,920         4,772      .02
Emmis Communications Corp. 0%/12.50% 2011 (3)(7)                                                       8,000         4,760      .02
Innova, S de RL 12.875% 2007                                                                           5,000         4,463      .02
American Media Operations, Inc. 10.25% 2009                                                            3,500         3,592      .02
Gray Communications Systems, Inc. 10.625% 2006                                                         3,500         3,553      .02
RBS Participacoes SA 11.00% 2007 (3)                                                                   4,250         3,411      .02
Cox Radio, Inc. 6.625% 2006                                                                            3,000         3,036      .02
Key3Media Group, Inc. 11.25% 2011                                                                      2,200         2,145      .01
United Pan-Europe Communications NV:
 10.875% 2009                                                                                          3,250         1,300
 11.50% 2010                                                                                           1,100           451      .01
Carmike Cinemas, Inc., Series B, 9.375% 2009 (6)                                                       1,550         1,054      .01
                                                                                                                   655,668     3.30

BANKS  -  2.39%
SB Treasury Co. LLC, Series A, 9.40%                                                                 124,750       123,503      .62
 noncumulative preferred (3)  (7)
SocGen Real Estate Co. LLC, Series A, 7.64%                                                           54,000        55,286      .28
 (undated) (3)  (8)
Fuji JGB Investment LLC, Series A, 9.87%                                                              38,500        36,190
 noncumulative preferred (3)  (8)
IBJ Preferred Capital Co. LLC, Series A,                                                              10,000         9,362      .23
 8.79% noncumulative preferred (3)  (8)
HSBC Capital Funding LP: (3) (7) (8)
 Series 1, 9.547% noncumulative preferred                                                             17,500        20,368
 Series 2, 10.176% noncumulative preferred                                                            11,500        14,726
Midland Bank PLC 4.00% Eurodollar notes                                                                5,000         3,993      .20
 (undated) (8)
BNP U.S. Funding LLC, Series A, 7.738%                                                                22,700        23,922
 noncumulative preferred (3)  (8)
BNP Paribas Capital Trust, 9.003%                                                                      8,000         9,071      .17
 noncumulative preferred (3)
GS Escrow Corp.:
 5.31% 2003 (8)                                                                                        6,000         5,891
 7.00% 2003                                                                                            1,550         1,563
 7.125% 2005                                                                                          25,500        25,232      .16
Washington Mutual Bank, FA 6.875% 2011                                                                10,000        10,307
Ahmanson Capital Trust I capital securities,                                                           8,000         8,289      .09
 Series A, 8.36% 2026 (3)
Tokai Preferred Capital Co. LLC, Series A,                                                            19,000        18,512      .09
 9.98%/11.091% noncumulative preferred (3) (7) (8)
Riggs Capital Trust II:
 8.625% 2026                                                                                           1,500         1,130
 8.875% 2027                                                                                          25,000        17,149      .09
Development Bank of Singapore Ltd.: (3)
 7.875% 2010                                                                                           5,000         5,294
 7.125% 2011                                                                                          11,500        11,575      .09
Skandinaviska Enskilda Banken AB 7.50%                                                                10,405        10,460      .05
 (undated) (3) (8)
Dime Capital Trust I, Dime Bancorp, Inc.,                                                              9,425        10,264      .05
 Series A, 9.33% 2027
Standard Chartered Bank 3.938% Eurodollar                                                             15,000         9,350      .05
 notes (undated) (8)
Canadian Imperial Bank of Commerce 5.188%                                                             10,000         7,807      .04
 Eurodollar notes (undated) (8)
AB Spintab: (3) (8)
 6.80% (undated)                                                                                       5,150         5,254
 7.50% (undated)                                                                                       2,500         2,499      .04
Bank of Nova Scotia 5.188% Eurodollar                                                                 10,000         7,694      .04
 notes (undated) (8)
Bank of Scotland 7.00% (undated) (3) (8)                                                               7,500         7,505      .04
BCI US Funding Trust I 8.01% (undated) (3) (8)                                                         6,500         6,650      .03
Chevy Chase Bank, FSB 9.25% 2005                                                                       4,000         3,980      .02
Komercni Finance BV 9.00%/10.75% 2008 (3) (7)                                                          1,510         1,529      .01
                                                                                                                   474,355     2.39

WIRELESS TELECOMMUNICATION SERVICES  -  2.32%
Nextel Communications, Inc.:
 0%/9.75% 2007 (7)                                                                                    74,325        52,771
 0%/10.65% 2007 (7)                                                                                    5,975         4,541
 0%/9.95% 2008 (7)                                                                                   148,775       102,655
 12.00% 2008                                                                                           4,000         3,760
McCaw International, Ltd. 0%/13.00% 2007 (7)                                                          46,850        12,181
Nextel Partners, Inc.:
 0%/14.00% 2009 (7)                                                                                   33,029        20,808
 11.00% 2010                                                                                           8,000         6,720
Nextel International, Inc.:
 0%/12.125% 2008 (7)                                                                                  37,450         7,865
 12.75% 2010                                                                                           2,000           540     1.07
Cricket Communications, Inc. 8.50% 2007 (8)                                                           92,570        63,874
Leap Wireless International, Inc.:
 12.50% 2010                                                                                          17,000        10,880
 0%/14.50% 2010 (7)                                                                                   32,325         8,081      .42
Dobson/Sygnet Communications Co. 12.25% 2008                                                          11,750        12,103
American Cellular Corp. 9.50% 2009 (3)                                                                10,000         9,525
Dobson Communications Corp. 10.875% 2010                                                              21,750        22,294      .22
Microcell Telecommunications Inc., Series B,                                                          36,700        27,892      .14
 0%/14.00% 2006 (7)
AT&T Wireless Services, Inc.: (3)
 7.875% 2011                                                                                          12,750        13,366
 8.75% 2031                                                                                           10,000        11,042      .12
PanAmSat Corp.:
 6.125% 2005                                                                                          18,000        16,697
 6.375% 2008                                                                                           2,000         1,746      .09
TeleCorp PCS, Inc. 0%/11.625% 2009 (7)                                                                16,975        10,864      .06
Centennial Cellular Corp. 10.75% 2008                                                                  8,280         7,576      .04
CFW Communications Co. 13.00% 2010                                                                    10,200         7,548      .04
Triton PCS, Inc.:
 0%/11.00% 2008 (7)                                                                                    2,000         1,680
 9.375% 2011                                                                                           5,000         5,006      .03
Sprint Spectrum LP, Sprint Spectrum                                                                    6,000         6,341      .03
 Finance Corp. 11.00% 2006
Vodafone AirTouch PLC 7.75% 2010                                                                       5,000         5,423      .03
PTC International Finance BV 0%/10.75% 2007 (7)                                                        5,000         3,913      .02
PageMart Wireless, Inc.: (4) (6)
 15.00% 2005                                                                                          19,410         1,553
 0%/11.25% 2008 (7)                                                                                   33,500         1,047      .01
Cellco Finance NV 15.00% 2005                                                                            650           476      .00
                                                                                                                   460,768     2.32

DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.37%
Voicestream Wireless Corp.:
 10.375% 2009                                                                                         32,940        37,827
 0%/11.875% 2009 (7)                                                                                  41,725        35,120
Omnipoint Corp. 11.50% 2009 (3) (4)                                                                   27,750        31,635      .53
Williams Communications Group, Inc.:
 10.70% 2007                                                                                          15,200         6,612
 11.70% 2008                                                                                          32,800        14,268
 10.875% 2009                                                                                         28,000        12,180
WCG Note Trust 8.25% 2004 (3)                                                                         28,000        28,270      .31
Orange PLC 8.75% 2006                                                                                  8,000         8,520
France Telecom 7.75% 2011 (3)                                                                         16,850        17,735      .13
TELUS Corp.:
 7.50% 2007                                                                                            3,500         3,657
 8.00% 2011                                                                                           13,400        14,251      .09
TCI Communications, Inc. 8.00% 2005                                                                   15,000        16,169      .08
CenturyTel, Inc., Series H, 8.375% 2010                                                               15,000        16,019      .08
Allegiance Telecom, Inc.:
 0%/11.75% 2008 (7)                                                                                   15,000         8,850
 12.875% 2008                                                                                          3,475         3,093      .06
British Telecommunications PLC 8.125% 2010                                                             6,250         6,837      .03
COLT Telecom Group PLC 0%/12.00% 2006 (7)                                                              5,000         4,150      .02
NEXTLINK Communications, Inc.: (7)
 0%/12.125% 2009                                                                                      10,000         1,800
 0%/12.25% 2009                                                                                        9,900         1,782      .02
Netia Holdings BV 0%/11.25% 2007 (7)                                                                   9,250         2,313      .01
IMPSAT Corp. 12.375% 2008                                                                              5,000         1,063      .01
                                                                                                                   272,151     1.37


HOTELS, RESTAURANTS & LEISURE  -  0.75%
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                                            7,000         6,283
 8.75% 2011                                                                                           31,150        29,636      .18
Mirage Resorts, Inc.:
 6.625% 2005                                                                                           3,000         3,008
 6.75% 2007                                                                                            3,250         3,201
 6.75% 2008                                                                                           10,500        10,169
MGM Mirage, Inc. 8.50% 2010                                                                           13,250        14,122      .15
Horseshoe Gaming Holding Corp., Series B,                                                             21,500        21,554      .11
 8.625% 2009
Premier Parks Inc.:
 9.25% 2006                                                                                            1,250         1,262
 9.75% 2007                                                                                           12,750        13,069
Six Flags Entertainment Corp. 8.875% 2006                                                              2,000         2,040
Six Flags Inc. 9.50% 2009 (3)                                                                          1,875         1,903      .09
International Game Technology 7.875% 2004                                                             16,000        16,320      .08
Boyd Gaming Corp.:
 9.25% 2003                                                                                            7,000         7,087
 9.25% 2009 (3)                                                                                        8,500         8,521      .08
Florida Panthers Holdings, Inc. 9.875% 2009                                                           10,000        10,250      .05
KSL Recreation Group, Inc. 10.25% 2007                                                                 1,250         1,269      .01
AMF Bowling Worldwide, Inc.: (6)
 10.875% 2006                                                                                          5,500           220
 12.25% 2006                                                                                           1,437            57      .00
                                                                                                                   149,971      .75

MULTILINE RETAIL  -  0.72%
J.C. Penney Co., Inc.:
 7.375% 2004                                                                                           2,025         1,964
 7.60% 2007                                                                                           15,375        14,452
 7.375% 2008                                                                                           1,000           905
 6.875% 2015                                                                                           2,000         1,620
 7.95% 2017                                                                                           42,025        35,301
 9.75% 2021 (9)                                                                                        3,162         2,783
 8.25% 2022 (9)                                                                                       24,890        20,908
 7.125% 2023                                                                                           4,000         3,140
 8.125% 2027                                                                                           9,500         7,220
 7.40% 2037                                                                                           24,048        22,365
 7.625% 2097                                                                                           8,000         5,824      .59
Sears, Roebuck and Co. 9.375% 2011                                                                    12,310        14,431      .07
Federated Department Stores, Inc. 6.625% 2011                                                          8,875         8,753      .04
Dillard's, Inc.:
 6.43% 2004                                                                                            1,000           936
 6.69% 2007                                                                                              625           545
 6.625% 2008                                                                                           1,575         1,356      .01
Saks Inc. 7.375% 2019                                                                                  2,000         1,460      .01
                                                                                                                   143,963      .72

COMMERCIAL SERVICES & SUPPLIES  -  0.69%
Allied Waste North America, Inc.:
 7.625% 2006                                                                                           5,000         4,962
 10.00% 2009                                                                                          55,375        57,867      .32
Waste Management, Inc.:
 6.50% 2002                                                                                            7,000         7,120
 6.375% 2003                                                                                           5,050         5,152
 7.00% 2004                                                                                            4,060         4,187
 6.875% 2009                                                                                           5,050         5,054
 7.375% 2010                                                                                          11,950        12,349
 7.10% 2026                                                                                           20,125        20,655      .28
Cendant Corp. 7.75% 2003                                                                              12,000        12,374      .06
Protection One Alarm Monitoring, Inc.                                                                  3,246         2,499      .01
 13.625% 2005 (8)
KinderCare Learning Centers, Inc.,                                                                     2,500         2,481      .01
 Series B, 9.50% 2009
Iron Mountain Inc. 8.75% 2009                                                                          1,750         1,776      .01
Safety-Kleen Services, Inc.: (4) (6)
 9.25% 2008                                                                                           20,000           200
 9.25% 2009                                                                                           10,000           100      .00
                                                                                                                   136,776      .69

COMMUNICATIONS EQUIPMENT  -  0.61%
Crown Castle International Corp.: (7)
 0%/10.625% 2007                                                                                       5,850         4,475
 0%/10.375% 2011                                                                                      41,000        24,395
 0%/11.25% 2011                                                                                       40,500        25,110      .27
SBA Communications Corp.:
 0%/12.00% 2008 (7)                                                                                    8,675         6,766
 10.25% 2009                                                                                          21,000        18,900      .13
SpectraSite Holdings, Inc.: (7)
 0%/12.00% 2008                                                                                       38,250        18,742
 0%/11.25% 2009                                                                                        4,275         1,667      .10
Motorola, Inc.:
 6.75% 2006                                                                                            4,000         3,971
 5.22% 2097                                                                                           15,000         9,150      .07
Nortel Networks Ltd. 6.125% 2006                                                                      10,000         8,775      .04
                                                                                                                   121,951      .61

HEALTH CARE PROVIDERS & SERVICES  -  0.52%
Columbia/HCA Healthcare Corp.:
 6.87% 2003                                                                                           10,575        10,601
 6.91% 2005                                                                                           10,750        10,696
 8.85% 2007                                                                                           16,770        18,028
 8.70% 2010                                                                                            9,500        10,117
 8.75% 2010                                                                                            5,500         5,940      .28
Aetna Inc.:
 7.375% 2006                                                                                          21,700        21,916
 7.875% 2011                                                                                          15,625        15,506      .19
Paracelsus Healthcare Corp. 10.00% 2006 (6)                                                           30,100         9,632      .04
Integrated Health Services, Inc.:  (4) (6)
 10.25% 2006 (8)                                                                                      16,900           169
 Series A, 9.50% 2007                                                                                 87,095           871
 Series A, 9.25% 2008                                                                                 68,298           683      .01
Mariner Health Group, Inc. 9.50% 2006 (4) (6)                                                         15,250           152      .00
                                                                                                                   104,311      .52

CONSUMER & BUSINESS FINANCE  -  0.51%
Capital One Financial Corp.:
 7.25% 2003                                                                                            7,500         7,626
 7.125% 2008                                                                                          22,500        21,120
Capital One Bank 6.875% 2006                                                                          14,100        14,164
Capital One Capital I 5.864% 2027 (3)  (8)                                                            13,500        10,794      .27
MBNA Corp., MBNA:
 6.75% 2008                                                                                           12,500        12,277
 Capital B, Series B, 5.14% 2027 (8)                                                                  32,000        23,469      .18
Providian Financial Corp. 9.525% 2027 (3)                                                             10,000         8,160      .04
Household Finance Corp. 6.75% 2011                                                                     3,000         3,067      .02
                                                                                                                   100,677      .51

GAS UTILITIES  -  0.44%
Nisource Finance Corp.:
 7.50% 2003                                                                                           24,000        25,200
 7.625% 2005                                                                                          34,000        36,225
 7.875% 2010                                                                                          15,725        17,167      .40
El Paso Corp. 7.80% 2031                                                                               8,000         8,123      .04
                                                                                                                    86,715      .44

CONTAINERS & PACKAGING  -  0.43%
Container Corp. of America:
 Series B, 10.75% 2002                                                                                 2,050         2,091
 9.75% 2003                                                                                           50,550        51,498      .27
Printpack, Inc. 10.625% 2006                                                                          20,270        20,625      .10
Owens-Illinois, Inc.:
 7.15% 2005                                                                                            5,000         4,150
 8.10% 2007                                                                                            5,750         4,600      .04
Tekni-Plex, Inc., Series B, 12.75% 2010                                                                3,750         3,300      .02
                                                                                                                    86,264      .43

AIRLINES  -  0.43%
Jet Equipment Trust: (3)
 Series 1995-B, 10.91% 2014                                                                            4,750         4,872
 Series 1995-B, Class A, 7.63% 2015 (9)                                                                3,410         3,515
 Series 1995-A, Class B, 8.64% 2015 (9)                                                               12,756        13,536
 Series 1995-B, Class C, 9.71% 2015 (9)                                                                5,500         5,762
 Series 1995-A, Class C, 10.69% 2015 (9)                                                               5,000         5,427      .17
Continental Airlines, Inc., pass-through
 certificates: (9)
 Series 1996:
  Class A, 6.94% 2015                                                                                  7,538         7,793
  Class C, 9.50% 2015                                                                                  5,444         5,848
 Series 2001-1, Class B, 7.373% 2015                                                                   6,000         6,176      .10
United Air Lines, Inc.:
 9.00% 2003                                                                                            8,000         8,111
 pass-through certificates, Series 1996-A2,                                                            5,000         4,352      .06
 7.87% 2019 (9)
US Airways Group, Inc., pass-through trust,                                                            7,875         8,034      .04
 Series 2001-1G, 7.076% 2021 (9)
America West Airlines, Inc., pass-through                                                              5,878         6,301      .03
certificates, Series 2000-1, Class G, 8.057%
 2020 (9)
Delta Air Lines, Inc., pass-through certificates,                                                      5,000         5,018      .02
 Series 1992-A2, 9.20% 2014 (9)
Northwest Airlines, Inc., pass-through                                                                   958         1,042      .01
 certificates, Series 1999-3, Class G,
 7.935% 2019 (9)
                                                                                                                    85,787      .43

ELECTRIC UTILITIES  -  0.37%
Israel Electric Corp. Ltd.:  (3)
 7.95% 2011                                                                                            4,000         4,183
 7.70% 2018                                                                                           22,500        21,253
 8.10% 2096                                                                                           14,405        11,732      .19
Edison Mission Energy:
 7.73% 2009                                                                                           11,000        10,065
 9.875% 2011                                                                                           5,000         5,009
Midwest Generation, LLC, Series B, 8.56% 2016 (9)                                                      6,000         5,855
Edison Mission Holdings Co. 8.734% 2026 (9)                                                           10,000         9,747      .16
Progress Energy, Inc. 7.10% 2011                                                                       2,500         2,611      .01
Exelon Corp. 6.75% 2011                                                                                1,000         1,025
Exelon Generation Co., LLC 6.95% 2011 (3)                                                              1,300         1,349      .01
                                                                                                                    72,829      .37

PAPER & FOREST PRODUCTS  -  0.36%
Scotia Pacific Co. LLC, Timber
 Collateralized notes:
 Series B, Class A-2, 7.11% 2014 (9)                                                                  15,800        14,694
 Series B, Class A-3, 7.71% 2014                                                                      20,125        15,496      .15
Georgia-Pacific Corp.:
 7.50% 2006                                                                                            4,900         4,997
 8.125% 2011                                                                                          14,050        14,385      .10
International Paper Co. 4.62% 2002 (8)                                                                15,000        15,020      .08
Pindo Deli Finance Mauritius Ltd.: (6)
 10.25% 2002                                                                                          12,000         1,470
 10.75% 2007                                                                                          24,150         2,958      .02
Advance Agro Capital BV 13.00% 2007                                                                    4,925         2,469      .01
Indah Kiat Finance Mauritius Ltd.: (6)
 11.875% 2002                                                                                            700           163
 10.00% 2007                                                                                           3,050           496      .00
                                                                                                                    72,148      .36

OIL & GAS  -  0.33%
Clark Refining & Marketing, Inc.:
 8.875% 2007                                                                                          22,300        14,718
 8.375% 2007                                                                                           4,510         3,428
Clark Oil & Refining Corp. 9.50% 2004                                                                    373           325      .09
Oryx Energy Co.:
 8.00% 2003                                                                                            5,345         5,659
 8.375% 2004                                                                                           2,250         2,418
 8.125% 2005                                                                                           8,500         9,172      .09
Pogo Producing Co. 10.375% 2009                                                                       10,000        10,700      .06
Newfield Exploration Co.:
 Series B, 7.45% 2007                                                                                  6,000         5,985
 7.625% 2011                                                                                           1,500         1,492      .04
OXYMAR 7.50% 2016 (3)                                                                                  8,000         6,592      .03
Petrozuata Finance, Inc.: (3) (9)
 Series A, 7.63% 2009                                                                                  2,500         2,287
 Series B, 8.22% 2017                                                                                  2,885         2,344      .02
                                                                                                                    65,120      .33

METALS & MINING  -  0.29%
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                                                           13,500         9,754
 7.20% 2026                                                                                           18,000        14,805      .13
BHP Finance Ltd. 6.75% 2013                                                                           10,000         9,926      .05
Doe Run Resources Corp., Series B, 11.25% 2005                                                        26,650         9,594      .05
Kaiser Aluminum & Chemical Corp.:
 9.875% 2002                                                                                             575           563
 12.75% 2003                                                                                           9,500         7,885      .04
Inco Ltd. 9.60% 2022                                                                                   2,625         2,623      .01
Oregon Steel Mills, Inc. 11.00% 2003                                                                   2,375         2,221      .01
                                                                                                                    57,371      .29

INSURANCE  -  0.24%
Conseco Financing Trust II, capital trust                                                             21,075        14,120      .07
 pass-through securities (TRUPS), 8.70% 2026 (9)
ING Capital Funding Trust III 8.439% (undated)(8)                                                      9,125        10,039
ReliaStar Financial Corp. 8.00% 2006                                                                   8,000         8,798      .09
Royal & Sun Alliance Insurance Group PLC                                                               8,750         9,646      .05
 8.95% 2029
Equitable Life Assurance Society 6.95% 2005 (3)                                                        5,000         5,225      .03
                                                                                                                    47,828      .24

REAL ESTATE  -  0.22%
ProLogis Trust 7.05% 2006                                                                             12,000        12,491      .06
Security Capital Group Inc. 7.15% 2007                                                                10,000         9,862      .05
FelCor Suites LP 7.375% 2004                                                                          10,000         9,822      .05
EOP Operating LP 8.10% 2010                                                                            6,500         7,049      .03
Irvine Co. 7.46% 2006 (3) (4)                                                                          5,000         5,013      .03
                                                                                                                    44,237      .22

AUTOMOBILES  -  0.16%
Ford Motor Credit Co.:
 6.55% 2002                                                                                            3,000         3,060
 5.80% 2009                                                                                           11,000        10,508      .07
DaimlerChrysler North America Holding Corp.                                                           10,000        10,756      .05
 7.75% 2011
General Motors Acceptance Corp. 7.75% 2010                                                             6,500         7,021      .04
                                                                                                                    31,345      .16

OTHER INDUSTRIES  -  1.37%
Atlas Air, Inc., Pass Through Trust,                                                                  31,659        32,330      .16
 Series 1998-1, Class A, 7.38% 2019 (9)
Rite Aid Corp.:
 11.25% 2008 (3)                                                                                       6,000         6,210
 6.875% 2013                                                                                           7,425         5,495
 7.70% 2027                                                                                            9,425         6,975
 6.875% 2028 (3)                                                                                       3,750         2,541      .11
Compaq Computer Corp. 6.20% 2003                                                                      20,000        20,189      .10
Florida Gas Transmission Co. 7.625% 2010 (3)                                                          19,000        19,804      .10
Reliance Industries Ltd.: (3)
 10.50% 2046                                                                                           7,250         6,663
 Series B, 10.25% 2097                                                                                 9,750         8,217      .07
Boyds Collection, Ltd., Series B, 9.00% 2008                                                          14,621        14,548      .07
Loral Orion Network Systems, Inc. 11.25% 2007                                                         24,950        11,290      .06
Levi Strauss & Co.:
 6.80% 2003                                                                                            9,050         8,281
 11.625% 2008                                                                                          3,780         3,638      .06
Hyundai Semiconductor America, Inc.:  (3)
 8.25% 2004                                                                                              570           393
 8.625% 2007                                                                                          17,480        10,850      .06
Citigroup Inc. 7.45% 2002                                                                             10,000        10,258      .05
AGCO Corp. 9.50% 2008 (3)                                                                              8,750         8,706      .04
Williams Holdings of Delaware, Inc. 6.25% 2006                                                         5,000         4,988
Williams Companies, Inc. 6.75% 2017                                                                    3,000         2,993      .04
Wharf Capital International, Ltd. 8.875% 2004                                                          7,000         7,577      .04
Flextronics International Ltd. 8.75% 2007                                                              7,500         7,500      .04
VF Corp.:
 8.10% 2005                                                                                            1,500         1,609
 8.50% 2010                                                                                            5,250         5,661      .04
Salton/Maxim Housewares, Inc. 10.75% 2005                                                              7,125         7,161      .04
Equistar Chemicals, LP 8.50% 2004                                                                      7,500         6,975      .04
Gruma, SA de CV 7.625% 2007                                                                            7,750         6,839      .03
GT Group Telecom Inc., units 0%/13.25% 2010 (7)                                                       26,250         6,698      .03
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                                                            5,000         5,063
 Series C, 8.75% 2003                                                                                  1,250         1,266      .03
Kellogg's:
 6.00% 2006                                                                                            3,000         3,028
 6.60% 2011                                                                                            3,000         3,023      .03
BAE SYSTEMS 2001 Asset Trust Pass Through                                                              5,750         5,877      .03
 Trusts, pass-through certificates, Series 2001,
 Class G, MBIA Insured, 6.664% 2013 (3)  (9)
Hutchison Whampoa International Ltd. 7.00%                                                             5,000         4,956      .03
 2011 (3)
Aurora Foods Inc.:
 Series B, 9.875% 2007                                                                                 2,136         1,896
 Series D, 9.875% 2007                                                                                 2,500         2,225      .02
Office Depot, Inc. 10.00% 2008 (3)                                                                     2,500         2,519      .01
International Shipholding Corp., Series B,                                                             2,000         1,900      .01
 7.75% 2007
Fairchild Semiconductor Corp. 10.50% 2009                                                              1,800         1,809      .01
Teekay Shipping Corp. 8.875% 2011 (3)                                                                  1,500         1,547      .01
Zilog, Inc. 9.50% 2005                                                                                 9,100         1,456      .01
Elizabeth Arden, Inc., Series B, 11.75% 2011                                                             625           664      .00
Kroger Co. 7.00% 2018                                                                                    200           201      .00
DGS International Finance Co. BV 10.00%                                                                1,075            73      .00
2007 (3) (6)
                                                                                                                   271,892     1.37


COLLATERALIZED MORTGAGE-/ASSET-BACKED
 OBLIGATIONS (9) (EXCLUDING THOSE ISSUED BY
 FEDERAL AGENCIES) -  3.07%
Green Tree Financial Corp., pass-through
 certificates:
 Series 1993-2, Class B, 8.00% 2018                                                                   14,000        13,409
 Series 1995-4, Class B-2, 7.70% 2025                                                                  1,900         1,104
 Series 1995-3, Class B-2, 8.10% 2025                                                                 16,121        10,010
 Series 1995-2, Class B-2, 8.80% 2026                                                                 11,457         7,850
 Series 1996-2, Class B-2, 7.90% 2027                                                                 12,950         7,252
 Series 1996-10, Class B-2, 7.74% 2028                                                                 8,369         4,673
 Series 1997-8, Class B-2, 7.75% 2028                                                                  6,489         3,575
 Series 1997-1, Class B-2, 7.76% 2028                                                                  9,850         5,351
 Series 1997-2, Class B-2, 8.05% 2028                                                                  3,384         1,944
 Series 1998-4, Class B-2, 8.11% 2028                                                                  6,650         3,820
 Series 1997-6, Class B-2, 7.75% 2029                                                                 10,681         6,388
 Series 1998-3, Class B-2, 8.07% 2030                                                                  4,870         3,079
Conseco Finance Home Loan Trust:
 Series 1999-G, Class B-2, 10.96% 2029                                                                18,188        16,356
 Series 2000-A, Class BV-2, 6.63% 2031 (8)                                                             9,350         8,661      .47
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.064% 2025 (8)                                                           25,333        26,320
 Mortgage pass-through certificates:
  Series 1996-C2, Class A-1, 6.69% 2028 (8)                                                              975           987
  Series 1999-C1, Class A-2, 7.56% 2031                                                               11,750        12,655      .20
MBNA Master Credit Card Trust: (3)
 Series 1999-D, Class B, 6.95% 2008                                                                    4,700         4,803
 Series 1998-E, Class C, 6.60% 2010                                                                   22,500        22,539      .14
Collateralized Mortgage Obligation Trust,                                                             23,529        24,441      .12
 Series 63, Class Z, 9.00% 2020
Airplanes Pass Through Trust, pass-through                                                            21,457        20,884      .11
 certificates, Series 1, Class C, 8.15% 2019
Pegasus Aviation Lease Securitization, Series                                                         19,000        20,098      .10
 2000-1, Class A-2, 8.37% 2030 (3)
GS Mortgage Securities Corp. II, pass-through                                                         20,000        20,021      .10
 certificates, Series 1998-C1, Class D, 7.242%
 2030 (8)
GMAC Commercial Mortgage Securities, Inc.,                                                            20,750        19,835      .10
 Series 1997-C2, Class E, 7.624% 2011
L.A. Arena Funding, LLC, Series 1, Class A,                                                           18,250        18,986      .10
 7.656% 2026 (3)
First USA Credit Card Master Trust, Class A,
floating rate asset-backed certificates:  (3) (8)
 Series 1997-4, 4.829% 2010                                                                            6,500         6,345
 Series 1998-6 C, 6.16% 2011                                                                           2,000         1,943
 Series 1998-2 C, 6.80% 2011                                                                           8,500         8,569      .08
First Union-Lehman Brothers Bank of America                                                           16,238        16,727      .08
 Commerical Mortgage Trust, commercial mortgage
 pass-through certificates, Series 1998-C2,
 6.28% 2035
Gramercy Place Insurance Ltd., Series
 1998-A: (3)
 Class C-1, 7.63% 2002 (8)                                                                             3,658         3,645
 Class C-2, 8.95% 2002                                                                                12,805        12,762      .08
Deutsche Mortgage & Asset Receiving Corp.,                                                            15,226        15,608      .08
 Series 1998-C1, Class A-1, 6.22% 2031
Metris Master Trust:  (3) (8)
 Series 1998-1A, Class C, 4.731% 2005                                                                  5,500         5,456
 Series 1997-2, Class C, 4.931% 2006                                                                  10,000         9,972      .08
SMA Finance Co., Inc., Series 1998-C1,                                                                14,973        15,378      .08
 Class A-1, 6.27% 2005 (3)
AmSouth Auto Trust, Series 2000-1, Class C,                                                           14,260        14,859      .07
 7.44% 2007
Team Fleet Financing Corp.: (3)
 Series 1998-3A, Class A, 6.13% 2003                                                                   5,305         5,322
 Series 1999-3A, Class D, 7.60% 2003                                                                   7,000         7,003
 Series 1996-1, Class A, 6.65% 2003                                                                    2,083         2,104      .07
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 1999-C1, Class X, interest only,                                                              86,954         5,298
 1.052% 2031 (8)
 Series 2001-TOP2, Class A-2, 6.48% 2035                                                               7,665         7,782      .07
Ford Credit Auto Owner Trust:
 Series 1998-B, Class C, 6.40% 2002                                                                   10,000        10,016
 Series 1999-B, Class C, 6.65% 2003                                                                    3,000         3,061      .07
PRIME Capital Hurricane Ltd. 10.32% 2004 (3) (8)                                                      12,500        12,187      .06
CS First Boston Mortgage Securities Corp.,                                                            11,280        11,596      .06
 Series 1998-C1, Class A-1A, 6.26% 2040
Structured Asset Securities Corp., pass-through
 certificates:  (8)
 Series 1998-RF2, Class A, 8.535% 2027 (3)                                                             1,674         1,783
 Series 1998-RF1, Class A, 8.654% 2027 (3)                                                             1,294         1,389
 Series 1999-BC1, Class M2, 5.105% 2029                                                                7,500         7,565      .05
Santa Barbara Bank & Trust Automobile Loan                                                            10,417        10,528      .05
 Securitization Corp., Series 2000-A, Class A,
 6.13% 2007 (3)
Lease Investment Flight Trust, Series 1-A,                                                             9,951         9,929      .05
 Class B-1, 4.95% 2031 (3) (8)
Mediterranean Re PLC 9.88% 2005 (3) (8)                                                                9,000         8,978      .05
Morgan Stanley Capital I Inc., Series 1998-WF2,                                                        7,911         8,166      .04
 Class A-1, 6.34% 2030
NeHi, Inc., Series 2000-A, 8.63% 2003 (3) (8)                                                          8,000         8,050      .04
Fleet Credit Card Master Trust II, Series                                                              8,000         8,024      .04
 1999-A, Class C floating-rate asset-backed
interests, 4.93% 2004 (3) (8)
NPF XII, Inc.: (3) (8)
 Health Care Receivables Securitization                                                                5,000         5,003
 Program, Series 2000-1, Class A, 4.385% 2004
 Series 1999-3, Class B, 4.825% 2003                                                                   3,000         2,999      .04
GE Capital Mortgage Services, Inc., Series                                                             7,810         7,773      .04
 1994-9, Class A-9, 6.50% 2024
First Nationwide, Series 1999-2, Class 1PA-1,                                                          7,408         7,449      .04
 6.50% 2029
Chase Commercial Mortgage Securities Corp.,                                                            6,605         6,815      .03
 Series 1998-1, Class A-1, 6.34% 2030
PNC Mortgage Securities Corp., Series 1998-10,                                                         6,782         6,599      .03
 Class 1-B1, 6.50% 2028 (3)
Residential Reinsurance 2001 Ltd. 9.02%                                                                6,000         6,000      .03
 2004 (3) (8)
H. S. Receivables Corp., Series 1999-1,                                                                5,000         5,145      .03
 Class A, 8.13% 2004 (3)
Metropolitan Asset Funding, Inc., Series 1998-A,                                                       4,669         4,567      .02
Providian Master Trust, Series 2000-1, Class C, 4.98% 2009 (3) (8)                                     4,000         4,011      .02
 Class B1, 7.728% 2014 (3)
Residential Funding Mortgage Securities I, Inc.,                                                       3,875         3,860      .02
 Series 1998-S17, Class M-1, 6.75% 2028
Nebhelp Trust, Student Loan Interest Margin                                                            3,588         3,726      .02
 Securities, Series 1998-1, Class A, 6.68%
 2016 (3)
DLJ Mortgage Acceptance Corp., Series 1997-CF1,                                                        3,108         3,252      .02
 Class A1A, 7.40% 2006 (3)
Rental Car Finance Corp., Series 1999-1A,                                                              2,500         2,591      .01
 Class D, 7.10% 2007 (3)
Financial Asset Securitization, Inc., Series                                                           2,481         2,584      .01
 1997-NAM1, Class B-1, 7.75% 2027
Capital One Master Trust, Series 1999-1, Class                                                         2,500         2,568      .01
 C, 6.60% 2007 (3)
Grupo Financiero Banamex-Accival, SA de                                                                2,562         2,370      .01
 CV 0% 2002 (3)
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,                                                        2,065         2,070      .01
 Class A-6, 6.95% 2015
Western Capital Ltd. 8.796% 2003 (3) (8)                                                               1,700         1,692      .01
Toyota Auto Lease Trust, Auto Lease Asset                                                              1,675         1,681      .01
 Backed Certificates, Series 1998-C, Class B,
 6.856% 2006 (3) (8)
MMCA Auto Owner Trust, Class B:
 Series 2000-1 7.55% 2005                                                                              1,000         1,055
 Series 2001-2 5.75% 2007                                                                                500           505      .01
Metris MasterTrust, Series 2001-1, Class                                                               1,000         1,014      .01
 B 4.681% 2007 (8)
Chase Manhattan Bank, NA, Series 1993-I,                                                                 508           508      .00
 Class 2A5, 7.25% 2024
                                                                                                                   610,923     3.07

FEDERAL AGENCY OBLIGATIONS: MORTGAGE
 PASS-THROUGHS (9)  -  1.44%
Government National Mortgage Assn.:
6.00% 2029                                                                                            44,740        44,208
7.00% 2022 - 2029                                                                                     34,301        35,116
7.50% 2017 - 2030                                                                                     97,894       101,288
8.00% 2017 - 2023                                                                                     10,088        10,523
8.50% 2017 - 2021                                                                                      2,886         3,028
9.00% 2016                                                                                               409           435
9.50% 2009 - 2021                                                                                      4,294         4,551
10.00% 2020 - 2025                                                                                    30,850        34,341     1.17
Fannie Mae:
6.50% 2004                                                                                             8,000         8,422
7.00% 2031                                                                                            12,083        12,294
7.50% 2023 - 2031                                                                                     13,519        13,926
8.00% 2024                                                                                             1,963         2,059
9.00% 2010                                                                                             1,615         1,741
9.50% 2022                                                                                             2,549         2,762
10.00% 2018 - 2025                                                                                     5,145         5,712      .24
Freddie Mac:
8.50% 2008 - 2010                                                                                      2,607         2,719
9.00% 2007                                                                                             1,823         1,907
11.00% 2018                                                                                            1,860         2,098      .03
                                                                                                                   287,130     1.44


FEDERAL AGENCY OBLIGATIONS: COLLATERALIZED
 MORTGAGE OBLIGATIONS (9) -  0.17%
Fannie Mae:
 Series 1996-4, Class ZA, 6.50% 2022                                                                   7,526         7,681
 Series 1994-4, Class ZA, 6.50% 2024                                                                   6,374         6,315
 Series 2001-4, Class GA, 10.007% 2025 (8)                                                             6,959         7,579
 Series 2001-4, Class NA, 11.667% 2025 (8)                                                               579           635
 Series 2001-20, Class E, 9.610% 2031                                                                  7,555         8,103      .15
Freddie Mac:
 Series 178, Class Z, 9.25% 2021                                                                       1,073         1,142
 Series 2289-NB, 10.924% 2028 (8)                                                                      1,738         1,897      .02
                                                                                                                    33,352      .17


OTHER FEDERAL AGENCY OBLIGATIONS (9) -  0.14%
Fannie Mae, Medium Term Note, 6.75% 2028                                                              30,000        28,645      .14


GOVERNMENT & GOVERNMENTAL AUTHORITIES
 (EXCLUDING U.S.)  -  0.61%
United Mexican States Government Eurobonds:
 Global:
  8.625% 2008                                                                                          1,430         1,478
  11.375% 2016                                                                                        24,116        28,734
  8.125% 2019                                                                                          4,580         4,278
  Series A, 0% 2003                                                                                    3,080            35
  Series C, 0% 2003                                                                                    2,307            26      .17
Panama (Republic of):
 Interest Reduction Bonds 4.75% 2014 (8)  (9)                                                            770           661
 10.75% 2020                                                                                           1,250         1,328
 8.875% 2027                                                                                          16,500        14,891
 9.375% 2029                                                                                           5,000         5,113      .11
Argentina (Republic of):
 Series L, 5.563% Eurobonds 2005 (8)  (9)                                                              5,333         3,520
 7.00%/15.50% 2008 (7)  (9)                                                                           12,018         6,850
 6.00% Eurobond 2023 (8)                                                                               2,100         1,240      .06
Philippines (Republic of) 8.875% 2008                                                                 11,000        10,285      .05
Ontario (Province of) 5.50% 2008                                                                      10,000         9,927      .05
Turkey (Republic of) 12.375% 2009                                                                     11,750         9,694      .05
Poland (Republic of), Past Due Interest                                                                9,000         8,925      .04
 Bond, Bearer 6.00% 2014 (8)  (9)
Brazil (Federal Republic of):
 5.50% 2009 (8) (9)                                                                                      499           395
 Debt Conversion Bond: (9)
  Bearer, Series L, 5.50% 2012 (8)                                                                     5,000         3,312
  Series L, 5.50% 2012 (8)                                                                             3,750         2,484
  Bearer 8.00% 2014 (5)                                                                                1,077           767      .04
Venezuela (Republic of), Eurobond 4.75%                                                                4,488         3,669      .02
 2007 (8)  (9)
Egypt (Arab Republic of) 7.625% 2006 (3)                                                               3,000         3,037      .02
                                                                                                                   120,649      .61


U.S. TREASURY OBLIGATIONS  -  2.24%
6.625% May 2002                                                                                        6,000         6,155
6.375% August 2002                                                                                    10,000        10,289
6.25% August 2002                                                                                     45,000        46,280
5.25% May 2004                                                                                        15,000        15,450
7.25% May 2004                                                                                        10,000        10,814
7.00% July 2006                                                                                       16,000        17,672
3.375% January 2007 (10)                                                                              52,707        53,531
3.625% January 2008 (10)                                                                              71,486        73,317
10.00% May 2010                                                                                       35,500        42,090
0% May 2011 STRIP                                                                                     18,710        11,202
0% August 2011 STRIP                                                                                  21,110        12,450
8.875% August 2017                                                                                   108,275       146,797     2.24
                                                                                                                   446,047     2.24


TOTAL BONDS & NOTES (cost: $5,538,636,000)                                                                       5,068,873    25.49



                                                                                                  Principal        Market  Percent
                                                                                                     Amount         Value   of Net
Short-Term Securities                                                                                 (000)         (000)   Assets

Federal Agency Short-Term Obligations -  6.92%
Fannie Mae 3.53%-4.12% due 8/3-11/8/2001                                                             484,769       482,472     2.43
Freddie Mac 3.51%-4.13% due 8/2-10/19/2001                                                           480,420       478,305     2.41
Federal Home Loan Banks 3.52%-4.11% due                                                              416,071       414,489     2.08
 8/1-10/24/2001
                                                                                                                 1,375,266     6.92

Corporate Short-Term Notes  -  4.87%
Ciesco L.P. 3.74%-3.95% due 8/6-8/14/2001                                                             78,000        77,908      .39
Park Avenue Receivables Corp. 3.74%-3.75%                                                             75,000        74,896      .38
 due 8/8-8/21/2001 (3)
American Express Credit Corp. 3.73%-4.00%                                                             75,000        74,805      .38
 due 8/22-8/29/2001
Household Finance Corp. 3.65%-3.75%                                                                   75,000        74,660      .37
 due 9/10-9/26/2001
General Electric Capital Corp. 3.68%-3.83%                                                            69,500        69,142      .35
 due 9/5-10/5/2001
Ford Motor Credit Co. 3.67%-3.76%                                                                     60,000        59,874      .30
 due 8/17-9/7/2001
International Lease Finance Corp.                                                                     55,000        54,852      .28
3.68%-3.76% due 8/16-9/7/2001
Coca-Cola Co. (The) 3.62%-3.83% due                                                                   54,500        54,286      .27
 8/2-9/18/2001
Equilon Enterprises LLC 3.65%-3.83%                                                                   51,500        51,344      .26
 due 8/7-9/13/2001
Preferred Receivables Funding Corp. 3.70%                                                             50,500        50,355      .25
 due 8/28/2001 (3)
DuPont (E.I.) De Nemours & Co. 3.68%-3.85%                                                            50,000        49,920      .25
 due 8/8-8/23/2001
General Motors Acceptance Corp. 3.72%-4.00%                                                           50,000        49,853      .25
 due 8/27-8/28/2001
Merck & Co. Inc. 3.64% due 9/11/2001                                                                  50,000        49,788      .25
SBC Communications Inc. 3.58%-3.73% due                                                               50,000        49,762      .25
 8/7-10/9/2001 (3)
Knight Ridder Inc. 3.58%-3.74% due                                                                    45,000        44,767      .22
 9/18-9/21/2001
Monsanto Co. 3.60%-3.85% due 8/24-10/16/2001 (3)                                                      40,000        39,796      .20
Scripps (E.W.) Co. 3.60%-3.70% due                                                                    27,150        26,989      .14
 9/20-9/28/2001 (3)
Golden Peanut Company LLC 3.62%-3.75%                                                                 16,035        15,937      .08
 due 9/19-10/10/2001
                                                                                                                   968,934     4.87

U.S. Treasury Securities -  0.62%
U.S. Treasury Bills 3.36%-3.56% due                                                                  124,200       123,037      .62
 10/4-12/13/2001


Other Federal Agencies Short-Term
 Obligations  -  0.25%
Sallie Mae 3.86%-3.94% due 8/16-12/20/2001 (8)                                                        50,000        49,999      .25


Certificates of Deposit  -  0.13%
Bank of New York 3.815% due 8/13/2001                                                                 25,000        25,000      .13


TOTAL SHORT-TERM SECURITIES (cost: $2,542,107,000)                                                               2,542,236    12.79


TOTAL INVESTMENT SECURITIES:                                                                                    19,792,159    99.54
 (cost: $18,475,125,000)
Excess of cash and receivables over payables                                                                        92,055      .46

NET ASSETS                                                                                                     $19,884,214  100.00%

(1) Non-income-producing security.
(2) The fund owns 5.14%, 5.00% and 10.71% of
 the outstanding voting securities of R.J.
 Reynolds Tobacco Holdings, PACCAR and Wilshire
 Financial Services Group, respectively, and thus is considered an affiliate as defined in the
 Investment Company Act of 1940.
(3) Purchased in a private placement transaction;
 resale may be limited to qualified institutional
    buyers; resale to public may require
 registration.
(4) Valued under procedures established
 by the Board of Directors.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Company not making interest (or dividend) payments; bankruptcy proceedings pending.
(7) Step bond; coupon rate will increase at a later date.
(8) Coupon rate may change periodically.
(9) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(10)Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements


Equity securities added since January 31, 2001
ABN AMRO Holding NV
ALLTEL
Amazon.com
AT&T Wireless Group
Bank of Ireland (Dublin)
Bank of Scotland
Bristol-Myers Squibb
Caterpillar
Celestica
China Mobile (Hong Kong)
CNET
Comerica
ConAgra Foods
Corning
Cummins Capital Trust I
KDDI
Duke Energy
E.I. du Pont de Nemours and Co.
ENI SpA
Exxon Mobil
Fluor
Foster Wheeler
FPL Group
Gillette
GKN PLC
Holmen AB
Honeywell International
ING Groep NV
Nextel Communications
NRG Energy
Origin Energy
Pacific Century Financial
Pro Mos Technologies
Rockwell Automation
Rockwell Collins
Royal Caribbean Cruises
Sanmina
Solectron
St. Paul Companies
TI Automotive
TriQuint Semiconductor
TRW
UAL
Vitesse Semiconductor
Wharf (Holdings)
WorldCom


Equity securities eliminated since January 31, 2001
Alexander & Baldwin
APP Finance (VI) Mauritius
BANK ONE
Budget Group
Coles Myer
Conexant Systems
Crown Cork & Seal
Diamond Offshore Drilling
Equitable Resources
Exelon
Ford Motor
Hongkong Land Holdings
Host Marriott Financial Trust
Household International
Imperial Chemical Industries PLC
Ingersoll-Rand
Investor AB
Kerr-McGee
Macronix International
AT&T Broadband
Meditrust
Owens-Illinois
Pogo Trust I
Spieker Properties
Sunoco, Inc.
Telefonos de Mexico, SA de CV
TELUS
Teva Pharmaceutical Finance, LLC
TVN Entertainment
United Utilities PLC
Willamette Industries
XO Communications

Income Fund of America
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2001                                                (dollars in      thousands)

Assets:
Investment securities at market
 (cost: $18,475,125)                                                            $19,792,159
Cash                                                                                    915
Receivables for -
 Sales of investments                                               $50,093
 Sales of fund's shares                                              34,342
 Dividends and interest                                             119,056         203,491
                                                                                 19,996,565
Liabilities:
Payables for -
 Purchases of investments                                            85,672
 Repurchases of fund's shares                                        12,548
 Management services                                                  4,268
 Other expenses                                                       9,863         112,351

Net Assets at July 31, 2001                                                     $19,884,214

 Total authorized capital stock - 3,000,000,000 shares, $.001 par value

 Class A shares:
  Net assets                                                                    $19,519,087
  Shares outstanding                                                          1,187,087,260
  Net asset value per share                                                          $16.44
 Class B shares:
  Net assets                                                                       $253,869
  Shares outstanding                                                             15,492,000
  Net asset value per share                                                          $16.39
 Class C shares:
  Net assets                                                                        $88,789
  Shares outstanding                                                              5,422,510
  Net asset value per share                                                          $16.37
 Class F shares:
  Net assets                                                                        $22,469
  Shares outstanding                                                              1,367,020
  Net asset value per share                                                          $16.44






STATEMENT OF OPERATIONS
for the year ended July 31, 2001                                (dollars in      thousands)
Investment Income:
Income:
 Dividends                                                         $461,604
 Interest                                                           623,597      $1,085,201

Expenses:
 Management services fee                                             53,957
 Distribution expenses - Class A                                     45,544
 Distribution expenses - Class B                                      1,058
 Distribution expenses - Class C                                        150
 Distribution expenses - Class F                                          9
 Transfer agent fee - Class A                                        12,232
 Transfer agent fee - Class B                                            79
 Administrative services fees - Class C                                  51
 Administrative services fees - Class F                                  10
 Reports to shareholders                                                527
 Registration statement and prospectus                                  283
 Postage, stationery and supplies                                     1,877
 Directors' fees                                                        131
 Auditing and legal fees                                                 78
 Custodian fee                                                          969
 Taxes other than federal income tax                                      1
 Other expenses                                                          46         117,002
Net investment income                                                              $968,199

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                   218,923
Net unrealized appreciation on investments                                        1,501,194
 Net realized gain and unrealized
  appreciation on investments                                                     1,720,117
Net Increase in Net Assets Resulting
 from Operations                                                                 $2,688,316




STATEMENT OF CHANGES IN NET ASSETS                              (dollars in      thousands)

                                                                 Year Ended
                                                                   July 31,
                                                                        2001            2000
Operations:
Net investment income                                              $968,199      $1,116,467
Net realized gain on investments                                    218,923         781,307
Net unrealized appreciation (depreciation) on investments         1,501,194      (2,461,585)
 Net increase (decrease) in net assets
  resulting from operations                                       2,688,316        (563,811)

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                           (920,822)     (1,091,155)
 Class B                                                             (4,447)           (238)
 Class C                                                               (558)              -
 Class F                                                               (161)              -
Distributions from net realized gain on investments:
 Class A                                                           (540,219)     (1,033,505)
 Class B                                                             (1,844)              -
  Total dividends and distributions                              (1,468,051)     (2,124,898)

Capital Share Transactions:
Proceeds from shares sold                                         2,195,734       1,598,045
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                1,292,677       1,893,382
Cost of shares repurchased                                       (2,955,491)     (5,683,519)
 Net increase (decrease) in net assets resulting
  from capital share transactions                                   532,920      (2,192,092)
Total Increase (Decrease) in Net Assets                           1,753,185      (4,880,801)

Net Assets:
Beginning of year                                                18,131,029      23,011,830
End of year (including undistributed net
 investment income: $277,789 and $234,999, respectively)        $19,884,214     $18,131,029

See Notes to Financial Statements

              Income Fund of America
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.
Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.
Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.
Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.
Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended July 31, 2001, non-U.S. taxes paid were $10,473,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $5,756,000 for the year ended July 31, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.
As of July 31, 2001, the cost of investment securities for federal income tax reporting purposes was $18,480,408,000. Net unrealized appreciation on investments aggregated $1,311,751,000; $2,548,590,000 related to appreciated securities and $1,236,839,000 related to depreciated securities. For the year ended July 31, 2001, the fund realized tax basis net capital gains of $228,368,000. In addition, the fund has deferred, for tax purposes, to fiscal year ending July 31, 2002, the recognition of losses relating to non-U.S. currency transactions totalling $5,122,000 which were realized during the period November 1, 2000 through July 31, 2001. Net losses related to non-U.S. currency transactions of $1,348,000 are treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $53,957,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.250% per annum of the first $500 million of daily net assets decreasing to 0.129% of such assets in excess of $44 billion. The agreement also provides for fees, accrued daily, of 2.25% of the fund's monthly gross investment income. For the year ended July 31, 2001, the management services fee was equivalent to an annualized rate of 0.288% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:
CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended July 31, 2001, aggregate distribution expenses were $45,544,000, or 0.24% of average daily net assets attributable to Class A shares.
CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended July 31, 2001, aggregate distribution expenses were $1,058,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended July 31, 2001, aggregate distribution expenses were $150,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended July 31, 2001, aggregate distribution expenses were $9,000, or 0.25% of average daily net assets attributable to Class F shares.

As of July 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $7,473,000.

AFD received $6,320,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended July 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations. TRANSFER AGENT FEE - A fee of $12,311,000 was incurred during the year ended July 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of July 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,271,000.

ADMINISTRATIVE SERVICES FEES <UNDEF> The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended July 31, 2001, total fees under the agreement were $61,000. As of July 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $19,000.

DEFERRED DIRECTORS' FEES <UNDEF> Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of July 31, 2001, the cumulative amount of these liabilities was $883,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $7,361,583,000 and $8,448,831,000, respectively, during the year ended July 31, 2001.
Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank.

For the year ended July 31, 2001, the custodian fee of $969,000 includes $428,000 that was paid by these credits rather than in cash.

For the year ended July 31, 2001, the fund reclassified $5,931,000 from undistributed net investment income and $16,522,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of July 31, 2001, net assets consisted of the following:

                                                                       (dollars in thousands)
Capital paid in on shares of capital stock                                         $18,099,147
Undistributed net investment income                                                   271,279
Undistributed net realized gain                                                       196,719
Net unrealized appreciation                                                         1,317,069
Net assets                                                                        $19,884,214

Capital share transactions in the fund were as follows:


                                                                   Year ended      July 31, 2000      Year ended      July 31, 2000
                                                                 Amount (000)            Shares     Amount (000)            Shares
Class A Shares:
  Sold                                                             $1,859,810       115,591,904      $ 1,568,830        97,712,045
  Reinvestment of dividends and distributions                       1,286,543        82,606,587        1,893,179       121,733,105
  Repurchased                                                      (2,943,300)     (184,558,431)      (5,682,984)     (360,461,678)
   Net increase (decrease) in Class A                                 203,053        13,640,060       (2,220,975)     (141,016,528)
Class B Shares: (1)
  Sold                                                                222,282        13,795,449           29,215         1,886,538
  Reinvestment of dividends and distributions                           5,514           351,435              203            13,113
  Repurchased                                                          (8,332)         (520,084)            (535)          (34,451)
   Net increase in Class B                                            219,464        13,626,800           28,883         1,865,200
Class C Shares: (2)
  Sold                                                                 88,306         5,433,965              -                 -
  Reinvestment of dividends and distributions                             481            29,661              -                 -
  Repurchased                                                            (669)          (41,116)             -                 -
   Net increase in Class C                                             88,118         5,422,510              -                 -
Class F Shares: (2)
  Sold                                                                 25,336         1,554,581              -                 -
  Reinvestment of dividends and distributions                             139             8,534              -                 -
  Repurchased                                                          (3,190)         (196,095)             -                 -
   Net increase in Class F                                             22,285         1,367,020              -                 -
Total net increase (decrease) in fund                              $  532,920        34,056,390      $(2,192,092)     (139,151,328)

(1) Class B shares were not offered before March 15, 2000.
(2) Class C and Class F shares were not offered before March 15, 2001.


Per-Share Data and Ratios

                                                               Class A

                                                            Year ended      July 31,
                                                                   2001          2000          1999          1998      1997
Net Asset Value, Beginning of Year                              $15.43        $17.51        $18.25        $18.59    $15.89

 Income from Investment Operations :
  Net investment income                                        .83 (1)       .88 (1)           .88           .85       .86

  Net gains (losses) on securities                            1.46 (1)    (1.28) (1)           .45          1.11      3.55
 (both realized and unrealized)

   Total from investment operations                               2.29          (.40)         1.33          1.96      4.41

 Less Distributions :
  Dividends (from net investment income)                          (.80)         (.87)         (.88)         (.82)     (.90)

  Distributions (from capital gains)                              (.48)         (.81)        (1.19)        (1.48)     (.81)

   Total distributions                                           (1.28)        (1.68)        (2.07)        (2.30)    (1.71)

Net Asset Value, End of Year                                    $16.44        $15.43        $17.51        $18.25    $18.59

Total Return (2)                                                 15.53%       (2.08)%         7.79%        11.32%    29.28%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                         $19,519       $18,102       $23,012       $22,113   $18,814

 Ratio of expenses to average net assets                           .62%          .63%          .59%          .59%      .61%

 Ratio of net income to average net assets                        5.18%         5.52%         4.99%         4.75%     5.09%


                                                               Class B                     Class C       Class F
                                                                  Year
                                                                 ended   March 15 to   March 15 to   March 15 to
                                                             July 31,      July 31,      July 31,      July 31,
                                                                  2001      2000 (3)      2001 (3)      2001 (3)
Net Asset Value, Beginning of Period                            $15.39        $14.93        $15.85        $15.89

 Income from Investment Operations :
  Net investment income (1)                                        .72           .24           .21           .27

  Net gains on securities (both                                   1.46           .41           .48           .48
 realized and unrealized) (1)

   Total from investment operations                               2.18           .65           .69           .75

 Less Distributions :
  Dividends (from net investment income)                          (.70)         (.19)         (.17)         (.20)

  Distributions (from capital gains)                              (.48)            -             -             -

   Total distributions                                           (1.18)         (.19)         (.17)         (.20)

Net Asset Value, End of Period                                  $16.39        $15.39        $16.37        $16.44

Total Return (2)                                                 14.77%         4.33%         4.35%         4.71%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                          $254           $29           $89           $22

 Ratio of expenses to average net assets                          1.38%          .52%          .62%          .31%

 Ratio of net income to average net assets                        4.15%         1.73%         1.28%         1.58%


Supplemental Data - All Classes


                                                            Year ended      July 31,
                                                                   2001          2000          1999          1998      1997
Portfolio turnover rate                                          43.96%        34.73%        44.35%        34.68%    40.92%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year.

Independent Auditors' Report
To the Board of Directors and Shareholders of

The Income Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the investment portfolio, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, the period March 15, 2000 through July 31, 2000 and the year ended July 31, 2001 for Class B shares, and the period March 15, 2001 through July 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, the period March 15, 2000 through July 31, 2000 and the year ended July 31, 2001 for Class B shares, and the period March 15, 2001 through July 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
September 5, 2001

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended July 31, 2001, the fund paid a long-term capital gain distribution of $542,063,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 35% of the dividends paid by the fund from net investment income represent qualifying dividends. Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.